                                                                  EXHIBIT 99.1

MORGAN STANLEY DEAN WITTER                                   SEPTEMBER 8, 1998
ASSET FINANCE GROUP
ABS/MBS CAPITAL MARKETS
------------------------------------------------------------------------------



                              ABS NEW TRANSACTION


                            COMPUTATIONAL MATERIALS



                          $400,000,000 (APPROXIMATE)

                                   LIFE BANK
                           ASSET BACKED CERTIFICATES
                                 SERIES 1998-1



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

               $400,000,000 LIFE BANK ASSET BACKED CERTIFICATES
                                 SERIES 1998-1

                       MORGAN STANLEY ABS CAPITAL I INC.
                                   DEPOSITOR


                                   LIFE BANK
                               SELLER & SERVICER

                            TRANSACTION HIGHLIGHTS
                            ----------------------

--------------------------------------------------------------------------------

                                        EXPECTED    AVERAGE LIFE TO  MOD DUR TO
          CLASS SIZE   DESCRIPTION      RATINGS       CALL / MATY    CALL / MATY
CLASS(1)  (MILLIONS)   POOL / TYPE    (MOODYS/S&P)      (YEARS)        (YEARS)
================================================================================
A-1       $ 76.000    FRM Sequential     Aaa/AAA      0.85 / 0.85    0.81 / 0.81
A-2       $ 35.000    FRM Sequential     Aaa/AAA      2.00 / 2.00    1.83 / 1.83
A-3       $ 34.000    FRM Sequential     Aaa/AAA      2.99 / 2.99    2.65 / 2.65
A-4       $ 44.000    FRM Sequential     Aaa/AAA      5.02 / 5.02    4.16 / 4.16
A-5       $ 22.293    FRM Sequential     Aaa/AAA      .68 / 11.00    5.82 / 7.45
A-6       $ 23.477    FRM NAS            Aaa/AAA      6.30 / 6.59    5.04 / 5.21
F-IO      $ 23.477    FRM NAS IO         Aaa/AAA      3.02 / 3.02    1.47 / 1.47
A-7       $123.922    ARM Floater        Aaa/AAA      2.45 / 2.61    2.10 / 2.19
A-8       $ 41.308    ARM Fixed NAS      Aaa/AAA      2.70 / 2.70    2.42 / 2.42
A-IO      $ 41.308    ARM NAS IO         Aaa/AAA      2.00 / 2.00    0.85 / 0.85
--------------------------------------------------------------------------------
Total(2)  $400.000                       Aaa/AAA           --            --
--------------------------------------------------------------------------------

----------------------------------------------------------------
              PAYMENT
              WINDOW                                     PRICE
          TO CALL / MATY                                 TALK
CLASS(1)     (MONTHS)     DAY COUNT     BENCHMARK        (BPS)
================================================================
A-1          19 / 19        30/360    6 3/4 of 6-99   +[       ]
A-2          11 / 11        30/360    5 3/8 of 7-00   +[       ]
A-3          16 / 16        30/360     3-year UST     +[       ]
A-4          46 / 46        30/360     5-year UST     +[       ]
A-5           4 / 116       30/360    6 1/8 of 8-07   +[       ]
A-6          56 / 165       30/360    7 7/8 of 11-04  +[       ]
F-IO          1 / 1         30/360    5 7/8 of 2-00   +[       ]
A-7          92 / 173     Actual/360   1 mo. LIBOR    +[       ]
A-8          40 / 40        30/360    5 3/8 of 2-01   +[       ]
A-IO          5 / 5         30/360      6 of 6-99     +[       ]
----------------------------------------------------------------
Total(2)       --                          --             --
----------------------------------------------------------------

(1) The Class A-1 through Class A-6 and Class F-IO certificates are backed by a pool of fixed rate home equity loans and the Class A-7, A-8 and A-IO certificates by a pool of adjustable rate home equity loans.
(2) The total class size does not include the notional balances of the Class F-IO and A-IO certificates.

SELLER AND SERVICER:                Life Bank

DEPOSITOR:                          Morgan Stanley ABS Capital I Inc. (MSDW's home equity ABS shelf)

TRUSTEE:                            Norwest Bank Minnesota, N.A.

COLLATERAL:                         Fixed and adjustable rate non-conforming home equity loans secured by first and second lien mortgages.


PREPAYMENT ASSUMPTION:
---------------------
     FIXED RATE CERTIFICATES:       All classes are priced at 115% of the prepayment assumption ("PPC"). 100% PPC describes prepayments starting at 3% CPR in month 1, increasing by approximately 1.5454% CPR per month to
                                    20% CPR in month 12, and remaining at 20% CPR thereafter .

     ADJUSTABLE RATE CERTIFICATES:  Constant 30% CPR



EXPECTED PRICING DATE:              September 10, 1998

EXPECTED SETTLEMENT:                September 18, 1998 through DTC, Euroclear or CEDEL

DISTRIBUTION DATES:                 The 25th of each month, beginning October 26, 1998

CREDIT ENHANCEMENT:                 100% coverage of principal and interest due to certificates, provided by MBIA Insurance
                                    Corporation.

PRE-FUNDING AMOUNT:                 25%

________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

CLASS A-6 AND A-8 FIXED RATE NAS    The Class A-6 and A-8 fixed rate NAS classes are backed by the fixed rate Group I and adjustable rate Group II
CERTIFICATES:                       loans, respectively, and pay according to the following schedule of each certificate's pro-rata share:

                                    CLASS A-6                             CLASS A-8
                                    ---------                             ---------
                                    October 1998 - September 2001: 0%     October 1998 - June 2000: 0%
                                    October 2001 - September 2003: 45%    July 2000 - September 2003: 500%
                                    October 2003 - September 2004: 80%    October 2003 - thereafter: all principal
                                    October 2004 - September 2005: 100%
                                    October 2005 - thereafter: 300%


CREDIT ENHANCEMENT:
------------------
OVERCOLLATERALIZATION:              The fixed rate certificates will benefit from overcollateralization which is initially 0% and increases to 2.75% of the outstanding pool through the allocation of excess spread. The ARM certificates will benefit from overcollateralization which is initially 0% and increases to
                                    4.25% of the outstanding pool through the allocation of excess spread.

OVERCOLLATERALIZATION STEP-UP:      The required overcollateralization amount can "step-up" to the product of (i) the amount of 90+
                                    day delinquencies (including bankruptcies, foreclosures, and REO) as a percentage of the outstanding pool balance and (ii) 70% (for the fixed-rate portfolio) or 85% (for the adjustable-
                                    rate pool) if this product is greater than the base overcollateralization for each group (i.e.,
                                    2.75% for the FRM pool, and 4.25% for the ARM pool).

OVERCOLLATERALIZATION STEP-DOWN:    The required overcollateralization can also "step-down" after 30 months to the greater of:
                                    -    The product of (i) two times the base overcollateralization requirement (i.e., 5.50% for the FRM pool and 8.50% for the ARM pool) and (ii) the outstanding pool balance;
                                    -    The overcollateralization step-up amount as calculated above;
                                    -    0.50% of the original related  pool balance (i.e., the o/c floor);
                                    -    And the sum of the three largest outstanding loan
                                         balances;

EXCESS SPREAD:                      Current period losses will be covered by any excess spread available in that period. Such excess spread will include any penalties received by the trust due to prepayments on the mortgage loans.


INTEREST CARRY FORWARD:             Any interest due but not paid to the certificates is carried forward and paid in future periods to the extent interest funds are available. Any Interest Carry Forward amount WILL earn interest at the current certificate rate.

CLASS F-IO COUPON:                  Class F-IO receives a coupon of 6% on a notional balance equal to the balance of class A-6 for
                                    36 months.

CLASS A-IO COUPON:                  Class A-IO receives a coupon of 6% for months 1 through 9. The coupon then steps down to 4% for months 10 through 15. The coupon then steps down to 3% for months 16 through 25. The notional balance for class A-IO equals the balance of class A-8 for months 1 through 20. Thereafter, the notional balance of class A-IO will equal the minimum of 70% of the original balance of class A-
                                    8 or the actual balance of class A-8.

CLASS A-7 AVAILABLE FUNDS CAP:      Class A-7 will receive LIBOR plus a margin subject to an available funds cap. The cap is a rate equal to total interest and fees paid in a given month less servicing fees, less surety fees, less interest payable to the class A-I0, divided by the beginning Group II pool balance, and less a 0.50% carve out beginning in month 7.

BASIS RISK CARRY FORWARD:           Any interest due to class A-7 based on its coupon formula but not paid due to the available funds cap may be paid from amounts which would otherwise be paid to the residual. While these amounts due can be carried forward, they will not accrue interest.

OPTION CALL:                        10% Clean-up call (10% of pool balance)

COUPON STEP-UP:                     If the 10% clean-up call option is not exercised, (i) the Class A-5 and A-6 pass-through rates increase by 0.75%, and (ii) the Class A-7 certificate spread to LIBOR doubles.

TAX STATUS:                         REMIC

ERISA ELIGIBILITY:                  The Class A certificates will be ERISA eligible.

SMMEA ELIGIBILITY:                  None of the Class A Certificates are SMMEA eligible.

________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                    LIFE BANK 1998-1 COLLATERAL DESCRIPTION
                    ---------------------------------------


                                    FIXED RATE HOME EQUITY EOANS - GROUP I      ARM HOME EQUITY lOANS - GROUP II
                                    --------------------------------------      ------------------------------------------
AGGREGATE POOL BALANCE:             $162,704,755.26                             $114,510,217.47

NUMBER OF LOANS:                    2,160                                       908

AVERAGE OUTSTANDING BALANCE:        $75,326 (min: $10,459 / max: $531,910)      $126,113 (min: $11,559 / max: $905,755)

TOTAL ORIGINAL BALANCE:             $163,383,062.88                             $114,904,950.00

AVERAGE ORIGINAL BALANCE:           $75,640 (min: $10,510 / max: $532,500)      $126,547 (min: $12,000 / max: $908,000)

LIEN POSITION:                      96.07% firsts; 3.93% seconds                99.98% firsts; 0.02% seconds

PREPAYMENT PENALTY:                 a)  54.88% No Penalty                       a)  46.02% No Penalty
                                    b)  5.58% 0.5 to 1-year                     b)  12.88% 0.5 to 1-year
                                    c)  2.82% 2-year                            c)  13.73% 2-year
                                    d)  19.78% 2.5 to 3-year                    d)  25.92% 3 to 3.5-year
                                    e)  0.39% 3.5 to 4-year                     e)  1.45% 5-year
                                    f)  16.54% 5-year

WA ORIGINAL COMBINED LOAN TO
VALUE RATIO:                       75.91% (29.89% >80%, min: 17.86% /          78.80% (37.78% >80%, min: 15.73% /
                                    max: 101.00%)                               max: 95.03%)


WA JUNIOR LOAN RATIO/(/1) :        32.13% (min: 7.83% / max: 71.20%)           24.21% (min: 24.21% / max: 24.21%)

LOAN TYPE:                         a)  74.86% Fixed Rate                       a)  28.20% 1-year ARM
                                   b)  25.14% Balloon                          b)  35.86% 2-year fixed/6-month ARM
                                                                               c)  18.10% 6-month ARM
                                                                               d)  15.31% 3-year fixed/6-month ARM
                                                                               e)  1.44% 3-year fixed/1-year ARM
                                                                               f)  1.09% Other

WA STATED ORIGINAL TERM:            273 months (44.12% less than or equal      359 months (0.28% less than or equal to
                                    to 180-mo. Maty 55.88% > 360-mo. Maty)     180-mo. Maty 99.72% > 360-mo. Maty)

WA STATED REMAINING TERM:           270 months (min: 59 / max: 360)            354 months (min: 103 / max: 360)

WA SEASONING:                       3.6 months                                 4.9 months

INTEREST RATE INDEX:                N/A                                        a)  69.7% 6-month LIBOR
                                                                               b)  30.2% 1-year UST
                                                                               c)  0.1% 6-month COFI



NOTE: (1) EXCLUDES FIRST MORTGAGES. DEFINED AS RATIO OF ORIGINAL PRINCIPAL BALANCE OF THE MORTGAGE LOAN TO THE SUM OF THE ORIGINAL PRINCIPAL BALANCE OF LOAN AND PRINCIPAL BALANCE AT TIME OF ORIGINATION OF THE LOAN OF ANY SENIOR LIENS.
________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                    LIFE BANK 1998-1 COLLATERAL DESCRIPTION
                    ---------------------------------------
                                  (CONTINUED)

                                      FIXED RATE HOME EQUITY LOANS - GROUP I     ARM HOME EQUITY LOANS - GROUP II
                                      --------------------------------------     --------------------------------
WA GROSS COUPON:                      9.756% (min: 6.000%/max: 16.000%)          9.276% (current, min: 6.750%/
                                                                                 max: 15.000%)

WA GROSS MARGIN:                      N/A                                        5.592% (current, min: 1.000%/
                                                                                 max: 11.250%)

LATEST SCHEDULED MATURITY:            August 1, 2028                             August 1, 2028

PROPERTY TYPE:                        a)  87.02% single family                   a)  84.23% single family
                                      b)  4.89% PUD                              b)  5.27% condominium
                                      c)  4.79% 2-4 family                       c)  5.26% PUD
                                      d)  3.30% condominium                      d)  5.24% 2-4 family

OWNER OCCUPANCY:                      a)  92.10% owner occupied                  a)  93.45% owner occupied
                                      b)  7.90% investor property                b)  6.55% investor property

GEOGRAPHIC DISTRIBUTION
   (GREATER THAN 5%):                 CA (20.90%), TX (7.22%), NC (5.97%),       CA (20.19%), MI (15.99%),
                                      AL (5.38%), FL (5.07%)                     UT (14.35%), CO (6.15%)

% CASHOUT REFINANCING:                69.10%                                     41.42%

WA INITIAL PERIODIC CAP:              NA                                         2.32%

WA PERIODIC CAP:                      NA                                         1.42%

WA MONTHS TO ROLL:                    NA                                         16

WA FLOOR:                             NA                                         8.95%

WA FICO SCORE:                        649                                        659

% FULL DOC:                           69.68%                                     55.03%

________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       LIFE BANK 1998-1 COLLATERAL DETAIL
                       ----------------------------------


                               FIXED RATE GROUP I

                                                % OF                          WEIGHTED                                WEIGHTED
                   NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED   AVERAGE   AVERAGE                 %         %     AVERAGE
                   MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE    CURRENT   ORIGINAL      %       FULL      OWNER     FICO
Current Mortgage     LOANS       BALANCE       BALANCE    COUPON    BALANCE     LTV     PURCHASE     DOC    OCCUPIED   SCORE
Rates (%)
----------------------------------------------------------------------------------------------------------------------------
5.751 - 6.000         1         47,295.56       0.03      6.000     47,296     75.00      0.00     100.00    100.00      774
----------------------------------------------------------------------------------------------------------------------------
6.251 - 6.500         2        273,143.31       0.17      6.447    136,572     73.20      0.00     100.00    100.00      728
----------------------------------------------------------------------------------------------------------------------------
6.501 - 6.750         1        102,500.00       0.06      6.750    102,500     64.87      0.00     100.00    100.00      610
----------------------------------------------------------------------------------------------------------------------------
6.751 - 7.000         1         46,922.81       0.03      6.875     46,923     67.53      0.00     100.00    100.00      544
----------------------------------------------------------------------------------------------------------------------------
7.001 - 7.250         5        444,662.36       0.27      7.125     88,932     60.96      0.00     100.00    100.00      652
----------------------------------------------------------------------------------------------------------------------------
7.251 - 7.500         9      1,141,036.11       0.70      7.430    126,782     67.28     26.13     100.00    100.00      683
----------------------------------------------------------------------------------------------------------------------------
7.501 - 7.750        19      1,403,033.38       0.86      7.659     73,844     67.70      9.56     100.00    100.00      666
----------------------------------------------------------------------------------------------------------------------------
7.751 - 8.000        69      5,568,962.27       3.42      7.955     80,710     67.85      4.85      92.10    100.00      668
----------------------------------------------------------------------------------------------------------------------------
8.001 - 8.250        80      6,513,602.55       4.00      8.232     81,420     71.71     11.37      89.81     96.92      666
----------------------------------------------------------------------------------------------------------------------------
8.251 - 8.500        97      8,274,651.88       5.09      8.412     85,306     76.29      9.80      84.65     96.21      656
----------------------------------------------------------------------------------------------------------------------------
8.501 - 8.750       157     15,348,261.94       9.43      8.657     97,760     77.20     15.90      81.66     96.22      673
----------------------------------------------------------------------------------------------------------------------------
8.751 - 9.000       199     18,114,597.26      11.13      8.949     91,028     77.93     13.81      81.07     90.33      667
----------------------------------------------------------------------------------------------------------------------------
9.001 - 9.250       100      9,173,168.49       5.64      9.188     91,732     78.48     37.06      59.66     86.69      680
----------------------------------------------------------------------------------------------------------------------------
9.251 - 9.500       178     15,505,365.01       9.53      9.443     87,109     77.64     37.72      54.06     84.02      677
----------------------------------------------------------------------------------------------------------------------------
9.501 - 9.750       158     13,133,351.90       8.07      9.698     83,122     78.80     45.93      50.92     90.30      668
----------------------------------------------------------------------------------------------------------------------------
9.751 - 10.000      180     13,291,482.92       8.17      9.917     73,842     76.77     35.33      58.00     91.90      653
----------------------------------------------------------------------------------------------------------------------------
10.001 - 10.250      93      7,292,401.05       4.48     10.162     78,413     74.64     24.87      65.27     88.11      639
----------------------------------------------------------------------------------------------------------------------------
10.251 - 10.500     117      8,482,865.99       5.21     10.432     72,503     72.78     24.69      59.86     92.55      626
----------------------------------------------------------------------------------------------------------------------------
10.501 - 10.750     101      7,442,260.99       4.57     10.674     73,686     75.39     35.91      62.28     93.43      627
----------------------------------------------------------------------------------------------------------------------------
10.751 - 11.000     130      7,172,016.19       4.41     10.941     55,169     68.29     29.19      68.10     87.05      622
----------------------------------------------------------------------------------------------------------------------------
11.001 - 11.250      71      3,769,172.39       2.32     11.201     53,087     69.49     19.75      70.04     97.59      598
----------------------------------------------------------------------------------------------------------------------------
11.251 - 11.500      87      4,750,706.71       2.92     11.444     54,606     67.78     20.37      72.36     91.93      601
----------------------------------------------------------------------------------------------------------------------------
11.501 - 11.750      59      3,033,320.11       1.86     11.711     51,412     68.83     13.39      75.20     90.73      584
----------------------------------------------------------------------------------------------------------------------------
11.751 - 12.000      60      3,264,898.00       2.01     11.942     54,415     59.70     24.22      62.25     97.14      594
----------------------------------------------------------------------------------------------------------------------------
12.001 - 12.250      41      2,278,788.54       1.40     12.216     55,580     58.93     15.41      75.41    100.00      581
----------------------------------------------------------------------------------------------------------------------------
12.251 - 12.500      33      1,446,605.30       0.89     12.461     43,837     64.55     11.12      87.19     96.10      585
----------------------------------------------------------------------------------------------------------------------------
12.501 - 12.750      21      1,060,743.70       0.65     12.687     50,512     63.31     10.43      42.86     92.58      579
----------------------------------------------------------------------------------------------------------------------------
12.751 - 13.000      34      1,668,949.93       1.03     12.954     49,087     48.62      7.62      80.01     98.24      566
----------------------------------------------------------------------------------------------------------------------------
13.001 - 13.250      15        697,222.67       0.43     13.213     46,482     50.64      5.02      70.33    100.00      608
----------------------------------------------------------------------------------------------------------------------------
13.251 - 13.500       7        300,529.18       0.18     13.449     42,933     57.40      0.00      63.64    100.00      578
----------------------------------------------------------------------------------------------------------------------------
13.501 - 13.750       5        309,112.15       0.19     13.675     61,822     57.09      6.28     100.00    100.00      522
----------------------------------------------------------------------------------------------------------------------------
13.751 - 14.000      19        794,850.29       0.49     13.978     41,834     57.44     11.00      72.08    100.00      546
----------------------------------------------------------------------------------------------------------------------------
14.001 - 14.250       2         79,893.99       0.05     14.250     39,947     67.76      0.00      49.68    100.00      511
----------------------------------------------------------------------------------------------------------------------------
14.251 - 14.500       1         48,734.04       0.03     14.490     48,734     75.00      0.00     100.00    100.00      516
----------------------------------------------------------------------------------------------------------------------------
14.501 - 14.750       2        120,851.60       0.07     14.750     60,426     65.60      0.00     100.00    100.00      607
----------------------------------------------------------------------------------------------------------------------------
14.751 - 15.000       3        179,450.92       0.11     14.977     59,817     66.35      0.00      44.09    100.00      561
----------------------------------------------------------------------------------------------------------------------------
15.501 - 15.750       1         31,500.00       0.02     15.750     31,500     60.00      0.00       0.00      0.00      526
----------------------------------------------------------------------------------------------------------------------------
15.751 - 16.000       2         97,843.77       0.06     15.967     48,922     58.32     66.81     100.00    100.00      597
----------------------------------------------------------------------------------------------------------------------------
         TOTAL:   2,160    162,704,755.26     100.00      9.756     75,326     73.83     24.41      69.68     92.10      649
----------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                      % OF                           WEIGHTED                              WEIGHTED
                         NUMBER OF     AGGREGATE     AGGREGATE  WEIGHTED   AVERAGE   AVERAGE                 %        %     AVERAGE
Current Mortgage Loan    MORTGAGE      PRINCIPAL     PRINCIPAL  AVERAGE    CURRENT   ORIGINAL      %        FULL     OWNER     FICO
Principal Balance ($)      LOANS        BALANCE       BALANCE    COUPON    BALANCE     LTV      PURCHASE    DOC    OCCUPIED   SCORE
----------------------------------------------------------------------------------------------------------------------------------
  10,000.01 - 20,000.00      38        637,574.06      0.39      11.391    16,778     30.48      14.50     69.84     81.68     645
----------------------------------------------------------------------------------------------------------------------------------
  20,000.01 - 30,000.00     180      4,777,630.75      2.94      10.919    26,542     46.96       6.01     73.85     88.07     619
----------------------------------------------------------------------------------------------------------------------------------
  30,000.01 - 40,000.00     296     10,530,494.16      6.47      10.448    35,576     60.17      11.37     81.62     93.06     633
----------------------------------------------------------------------------------------------------------------------------------
  40,000.01 - 50,000.00     317     14,426,462.64      8.87      10.150    45,509     69.03      12.63     83.75     90.20     629
----------------------------------------------------------------------------------------------------------------------------------
  50,000.01 - 60,000.00     273     15,077,104.71      9.27      10.022    55,227     71.33      13.16     79.66     91.15     643
----------------------------------------------------------------------------------------------------------------------------------
  60,000.01 - 70,000.00     217     14,139,108.36      8.69       9.863    65,157     74.68      17.83     76.79     89.92     647
----------------------------------------------------------------------------------------------------------------------------------
  70,000.01 - 80,000.00     175     13,036,651.93      8.01       9.706    74,495     74.04      22.93     73.07     97.23     647
----------------------------------------------------------------------------------------------------------------------------------
  80,000.01 - 90,000.00     125     10,689,384.61      6.57       9.752    85,515     74.97      21.86     72.09     95.14     639
----------------------------------------------------------------------------------------------------------------------------------
 90,000.01 - 100,000.00     100      9,526,795.25      5.86       9.668    95,268     76.36      17.10     78.79     95.96     641
----------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 110,000.00      74      7,792,066.88      4.79       9.447   105,298     78.38      20.51     82.39     90.52     654
----------------------------------------------------------------------------------------------------------------------------------
110,000.01 - 120,000.00      76      8,737,595.21      5.37       9.668   114,968     78.09      27.56     69.71     85.49     656
-----------------------------------------------------------------------------------------------------------------------------------
120,000.01 - 130,000.00      40      4,998,809.54      3.07       9.499   124,970     81.19      42.26     55.30     95.03     676
----------------------------------------------------------------------------------------------------------------------------------
130,000.01 - 140,000.00      47      6,412,829.69      3.94       9.708   136,443     76.50      31.90     57.67     93.52     648
----------------------------------------------------------------------------------------------------------------------------------
140,000.01 - 150,000.00      33      4,779,159.48      2.94       9.256   144,823     80.95      42.14     51.31     96.89     668
----------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00      46      7,428,708.90      4.57       9.445   161,494     78.26      32.83     63.29     87.18     666
----------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00      40      7,532,770.25      4.63       9.422   188,319     79.93      43.22     49.76     97.35     652
----------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00      22      4,670,758.09      2.87       9.478   212,307     77.99      45.14     31.07     90.48     681
----------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00      24      5,647,708.53      3.47       9.259   235,321     79.12      41.15     46.20     83.92     678
----------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00       8      2,116,066.24      1.30       9.448   264,508     84.85      62.79     49.74    100.00     666
----------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00      11      3,158,981.27      1.94       9.193   287,180     78.24      46.62     45.15    100.00     675
----------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 400,000.00      15      5,132,054.94      3.15       9.075   342,137     80.34      34.01     73.09     86.79     652
----------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 500,000.00       2        924,129.80      0.57       8.557   462,065     69.26       0.00     45.90    100.00     684
----------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 600,000.00       1        531,909.97      0.33       8.950   531,910     75.00       0.00    100.00    100.00     691
----------------------------------------------------------------------------------------------------------------------------------
                 TOTAL:   2,160    162,704,755.26    100.00       9.756    75,326     73.83      24.41     69.68     92.10     649
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                    % OF                        WEIGHTED                                 WEIGHTED
        Original       NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE   AVERAGE                 %         %      AVERAGE
        Combined       MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT   ORIGINAL      %       FULL      OWNER      FICO
Loan-to-Value Ratio(%)   LOANS       BALANCE       BALANCE    COUPON   BALANCE     LTV     PURCHASE     DOC    OCCUPIED    SCORE
---------------------------------------------------------------------------------------------------------------------------------
 15.001 - 20.000          3        124,586.53       0.08      8.872    41,529     18.42      0.00     23.75     100.00      707
---------------------------------------------------------------------------------------------------------------------------------
 20.001 - 25.000          4        185,132.53       0.11      9.044    46,283     23.60      0.00     45.04     100.00      734
---------------------------------------------------------------------------------------------------------------------------------
 25.001 - 30.000         12        474,413.74       0.29     10.025    39,534     28.46      0.00     94.37     100.00      611
---------------------------------------------------------------------------------------------------------------------------------
 30.001 - 35.000         20        764,356.19       0.47     10.210    38,218     32.92      0.00     96.08     100.00      607
---------------------------------------------------------------------------------------------------------------------------------
 35.001 - 40.000         35      1,559,886.76       0.96     10.243    44,568     37.33      0.00     66.20      93.60      624
---------------------------------------------------------------------------------------------------------------------------------
 40.001 - 45.000         39      2,031,146.75       1.25     10.070    52,081     40.79      1.20     70.77      97.93      633
---------------------------------------------------------------------------------------------------------------------------------
 45.001 - 50.000         57      2,913,276.19       1.79      9.793    51,110     47.66      4.51     55.43      86.45      645
---------------------------------------------------------------------------------------------------------------------------------
 50.001 - 55.000         72      3,893,061.72       2.39     10.009    54,070     52.31      5.06     65.24      92.59      632
---------------------------------------------------------------------------------------------------------------------------------
 55.001 - 60.000        111      6,625,995.31       4.07      9.908    59,694     55.67      1.93     63.11      97.02      625
---------------------------------------------------------------------------------------------------------------------------------
 60.001 - 65.000        140      8,688,731.65       5.34     10.707    62,062     61.06      9.49     57.53      91.72      627
---------------------------------------------------------------------------------------------------------------------------------
 65.001 - 70.000        204     14,048,575.57       8.63      9.889    68,866     67.18     12.76     54.84      82.27      643
---------------------------------------------------------------------------------------------------------------------------------
 70.001 - 75.000        306     23,377,541.11      14.37      9.670    76,397     72.26     12.03     61.80      88.85      645
---------------------------------------------------------------------------------------------------------------------------------
 75.001 - 80.000        634     49,382,215.54      30.35      9.446    77,890     78.15     23.40     81.38      93.61      654
---------------------------------------------------------------------------------------------------------------------------------
 80.001 - 85.000        238     19,907,030.23      12.24      9.673    83,643     81.21     16.75     94.10      94.47      633
---------------------------------------------------------------------------------------------------------------------------------
 85.001 - 90.000        248     25,999,906.77      15.98      9.899   104,838     85.74     65.34     48.31      93.42      678
---------------------------------------------------------------------------------------------------------------------------------
 90.001 - 95.000         29      2,293,096.77       1.41     10.548    79,072     88.71     64.85     96.39     100.00      660
---------------------------------------------------------------------------------------------------------------------------------
95.001 - 100.000          6        355,667.75       0.22      8.493     59,27     96.97    100.00    100.00      84.96      689
---------------------------------------------------------------------------------------------------------------------------------
      100.001 >=          2         80,134.15       0.05      9.838    40,067    100.84    100.00    100.00     100.00      554
---------------------------------------------------------------------------------------------------------------------------------
          TOTAL:      2,160    162,704,755.26     100.00      9.756    75,326     73.83     24.41     69.68      92.10      649
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------

                                                    % OF                        WEIGHTED                                 WEIGHTED
        Original       NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE   AVERAGE                 %         %      AVERAGE
        Combined       MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT   ORIGINAL      %       FULL      OWNER      FICO
Loan-to-Value Ratio (%)  LOANS       BALANCE       BALANCE    COUPON   BALANCE     LTV     PURCHASE     DOC    OCCUPIED    SCORE

---------------------------------------------------------------------------------------------------------------------------------
 Fixed - 5 Year           2         54,241.00       0.03     10.996    27,121     35.36      0.00    100.00     100.00      557
---------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year          30      1,267,561.30       0.78     10.511    42,252     61.01      0.00     88.40      97.22      612
---------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year         578     29,674,671.73      18.24      9.839    51,340     64.70      3.58     82.66      93.63      635
---------------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year         147      8,493,792.60       5.22      9.798    57,781     68.45      4.06     74.32      96.59      649
---------------------------------------------------------------------------------------------------------------------------------
Fixed - 25 Year           5        306,265.97       0.19      9.693    61,253     71.05      0.00     71.57     100.00      673
---------------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year         924     82,007,918.77      50.40      9.654    88,753     77.40     27.13     71.75      92.42      656
---------------------------------------------------------------------------------------------------------------------------------
Balloon - 15/30         474     40,900,303.89      25.14      9.868    86,288     74.89     39.26     54.52      89.18      648
---------------------------------------------------------------------------------------------------------------------------------
         TOTAL:       2,160    162,704,755.26     100.00      9.756    75,326     73.83     24.41     69.68      92.10      649
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------------------------------------------------------------------------------------------------------------------------

                                               % OF                         WEIGHTED                                 WEIGHTED
                  NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE   AVERAGE                 %          %      AVERAGE
                  MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT   ORIGINAL      %       FULL       OWNER      FICO
    Balloon         LOANS       BALANCE       BALANCE    COUPON   BALANCE     LTV     PURCHASE     DOC     OCCUPIED    SCORE
----------------------------------------------------------------------------------------------------------------------------
    Balloon         474      40,900,303.89     25.14     9.868    86,288     74.89     39.26      54.52      89.18       648
---------------------------------------------------------------------------------------------------------------------------
Non-Balloon       1,686     121,804,451.37     74.86     9.719    72,245     73.47     19.42      74.78      93.08       650
---------------------------------------------------------------------------------------------------------------------------
     TOTAL:       2,160     162,704,755.26    100.00     9.756    75,326     73.83     24.41      69.68      92.10       649
---------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------

                                               % OF                         WEIGHTED                                 WEIGHTED
                  NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE   AVERAGE                 %          %      AVERAGE
                  MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT   ORIGINAL      %       FULL       OWNER      FICO
Lien Position       LOANS       BALANCE       BALANCE    COUPON   BALANCE     LTV     PURCHASE     DOC     OCCUPIED    SCORE
----------------------------------------------------------------------------------------------------------------------------
1st Lien          1,993     156,310,258.00     96.07     9.686    78,430     75.84     25.27      69.42      91.88       650
----------------------------------------------------------------------------------------------------------------------------
2nd Lien            167       6,394,497.26      3.93    11.461    38,290     24.59      3.38      76.17      97.42       627
----------------------------------------------------------------------------------------------------------------------------
  TOTAL:          2,160     162,704,755.26    100.00     9.756    75,326     73.83     24.41      69.68      92.10       649
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------




                                               % OF                         WEIGHTED                                 WEIGHTED
                  NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE   AVERAGE                 %          %      AVERAGE
                  MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT   ORIGINAL      %       FULL       OWNER      FICO
Original Term       LOANS       BALANCE       BALANCE    COUPON   BALANCE     LTV     PURCHASE     DOC     OCCUPIED    SCORE
----------------------------------------------------------------------------------------------------------------------------

60 or less           2           54,241.00      0.03    10.996    27,121     35.36      0.00     100.00     100.00       557
----------------------------------------------------------------------------------------------------------------------------
  61 - 180       1,080       71,728,534.16     44.09     9.865    66,415     70.44     23.87      66.69      91.15       642
----------------------------------------------------------------------------------------------------------------------------
 181 - 240         149        8,607,795.36      5.29     9.815    57,770     68.48      4.00      74.66      96.64       649
----------------------------------------------------------------------------------------------------------------------------
 241 - 360         929       82,314,184.74     50.59     9.654    88,605     77.37     27.03      71.75      92.45       656
----------------------------------------------------------------------------------------------------------------------------
    TOTAL:       2,160      162,704,755.26    100.00     9.756    75,326     73.83     24.41      69.68      92.10       649
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------------------------------------------------
                                                               % OF      WEIGHTED                                 WEIGHTED
               NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE   AVERAGE                 %         %      AVERAGE
               MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT   ORIGINAL      %       FULL      OWNER      FICO
Seasoning       LOANS       BALANCE       BALANCE    COUPON   BALANCE      LTV     PURCHASE     DOC    OCCUPIED    SCORE
--------------------------------------------------------------------------------------------------------------------------
        0        325     24,490,479.17     15.05     9.815     75,355     71.45     30.33      54.53     95.67      660
--------------------------------------------------------------------------------------------------------------------------
    1 - 3      1,353     97,853,783.22     60.14     9.720     72,324     73.49     18.20      78.14     94.34      641
--------------------------------------------------------------------------------------------------------------------------
    4 - 6        250     22,646,285.76     13.92     9.693     90,585     77.82     34.69      50.48     86.88      665
--------------------------------------------------------------------------------------------------------------------------
    7 - 9         66      4,681,412.98      2.88    10.189     70,930     72.04     42.37      66.36     95.51      643
--------------------------------------------------------------------------------------------------------------------------
  10 - 12         69      4,697,220.06      2.89    10.201     68,076     71.71     30.87      62.58     69.09      657
--------------------------------------------------------------------------------------------------------------------------
  13 - 15         45      2,745,412.88      1.69    10.288     61,009     73.57     29.06      58.33     80.49      668
--------------------------------------------------------------------------------------------------------------------------
  16 - 18          8        988,994.42      0.61     9.566    123,624     76.69     60.68      94.00     94.45      661
--------------------------------------------------------------------------------------------------------------------------
  19 - 21          9      1,167,207.52      0.72     9.240    129,690     78.08     22.15      68.10     54.61      713
--------------------------------------------------------------------------------------------------------------------------
  22 - 24          9        625,704.59      0.38     9.681     69,523     76.31     57.96      74.58     75.39      638
--------------------------------------------------------------------------------------------------------------------------
  25 - 27          7        874,139.93      0.54     9.712    124,877     78.57     39.63      60.12    100.00      644
--------------------------------------------------------------------------------------------------------------------------
  28 - 30          2         97,091.96      0.06     7.327     48,546     82.76     51.67     100.00    100.00      635
--------------------------------------------------------------------------------------------------------------------------
  31 - 33          5        618,548.29      0.38     9.668    123,710     76.91     31.25      80.64     42.89      707
--------------------------------------------------------------------------------------------------------------------------
  34 - 36          2        472,313.20      0.29     9.046    236,157     68.64      0.00      89.80    100.00      691
--------------------------------------------------------------------------------------------------------------------------
  37 - 39          3        179,601.87      0.11    11.292     59,867     81.70    100.00     100.00    100.00      685
--------------------------------------------------------------------------------------------------------------------------
  43 - 45          1         63,754.60      0.04     9.125     63,755     96.91    100.00     100.00    100.00      711
--------------------------------------------------------------------------------------------------------------------------
  52 - 54          1        127,549.18      0.08     6.500    127,549     73.42      0.00     100.00    100.00      820
--------------------------------------------------------------------------------------------------------------------------
  58 - 60          1         37,987.89      0.02     7.500     37,988     93.54      0.00     100.00    100.00      715
--------------------------------------------------------------------------------------------------------------------------
  61 - 63          1        231,505.86      0.14     8.250    231,506     78.73    100.00     100.00    100.00      635
--------------------------------------------------------------------------------------------------------------------------
  91 - 93          1         27,069.87      0.02    10.500     27,070    100.52    100.00     100.00    100.00      645
--------------------------------------------------------------------------------------------------------------------------
103 - 105          1         53,064.28      0.03     9.500     53,064    101.00    100.00     100.00    100.00      507
--------------------------------------------------------------------------------------------------------------------------
112 - 114          1         25,627.73      0.02    10.375     25,628     79.97    100.00     100.00    100.00      684
--------------------------------------------------------------------------------------------------------------------------
   TOTAL:      2,160    162,704,755.26    100.00     9.756     75,326     73.83     24.41      69.68     92.10      649
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                               % OF
                                  NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE
           Geographic             MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT
          Distribution              LOANS       BALANCE       BALANCE    COUPON   BALANCE
-----------------------------------------------------------------------------------------
California-Southern                     240   27,486,111.11      16.89     9.270  114,525
-----------------------------------------------------------------------------------------
Texas                                   229   11,744,095.84       7.22    10.926   51,284
-----------------------------------------------------------------------------------------
North Carolina                          135    9,719,561.39       5.97     9.722   71,997
-----------------------------------------------------------------------------------------
Alabama                                 149    8,761,414.28       5.38    10.148   58,801
-----------------------------------------------------------------------------------------
Florida                                 114    8,246,425.05       5.07     9.863   72,337
-----------------------------------------------------------------------------------------
Georgia                                  96    7,622,734.56       4.69     9.733   79,403
-----------------------------------------------------------------------------------------
Utah                                     90    7,431,643.40       4.57     9.587   82,574
-----------------------------------------------------------------------------------------
California-Northern                      58    6,519,793.76       4.01     9.464  112,410
-----------------------------------------------------------------------------------------
Michigan                                 89    5,842,994.18       3.59     9.565   65,652
-----------------------------------------------------------------------------------------
Ohio                                     83    5,115,788.80       3.14     9.788   61,636
-----------------------------------------------------------------------------------------
Virginia                                 56    4,513,643.87       2.77     9.462   80,601
-----------------------------------------------------------------------------------------
Illinois                                 50    4,260,172.46       2.62     9.803   85,203
-----------------------------------------------------------------------------------------
Washington                               48    4,215,553.75       2.59     9.919   87,824
-----------------------------------------------------------------------------------------
Indiana                                  76    4,211,615.58       2.59    10.038   55,416
-----------------------------------------------------------------------------------------
Pennsylvania                             53    3,806,085.87       2.34     9.614   71,813
-----------------------------------------------------------------------------------------
Maryland                                 48    3,617,884.56       2.22     9.560   75,373
-----------------------------------------------------------------------------------------
Colorado                                 43    3,578,183.04       2.20     9.488   83,214
-----------------------------------------------------------------------------------------
Nevada                                   35    3,459,812.63       2.13     9.726   98,852
-----------------------------------------------------------------------------------------
Oklahoma                                 55    2,924,342.47       1.80     9.783   53,170
-----------------------------------------------------------------------------------------
Arizona                                  29    2,621,321.56       1.61     9.347   90,390
-----------------------------------------------------------------------------------------
Missouri                                 38    2,379,177.98       1.46     9.674   62,610
-----------------------------------------------------------------------------------------
Oregon                                   25    2,265,750.54       1.39     8.973   90,630
-----------------------------------------------------------------------------------------
South Carolina                           30    1,945,221.65       1.20     9.922   64,841
-----------------------------------------------------------------------------------------
Tennessee                                24    1,814,512.06       1.12    10.276   75,605
-----------------------------------------------------------------------------------------
Kansas                                   25    1,740,468.57       1.07     9.170   69,619
-----------------------------------------------------------------------------------------
New York                                 13    1,716,830.46       1.06    10.975  132,064
-----------------------------------------------------------------------------------------
Massachusetts                            14    1,663,911.69       1.02     9.812  118,851
-----------------------------------------------------------------------------------------
Minnesota                                17    1,299,206.03       0.80     9.590   76,424
-----------------------------------------------------------------------------------------
Hawaii                                   11    1,287,598.36       0.79     9.793  117,054
-----------------------------------------------------------------------------------------
Louisiana                                26    1,286,468.77       0.79    10.003   49,480
-----------------------------------------------------------------------------------------
New Mexico                               19    1,105,337.08       0.68     9.703   58,176
-----------------------------------------------------------------------------------------
Iowa                                     18      966,679.86       0.59     9.563   53,704
-----------------------------------------------------------------------------------------
Kentucky                                 15      966,613.99       0.59    10.211   64,441
-----------------------------------------------------------------------------------------
Wisconsin                                12      790,429.59       0.49    10.116   65,869
-----------------------------------------------------------------------------------------
Connecticut                               9      751,579.16       0.46     9.996   83,509
-----------------------------------------------------------------------------------------
Arkansas                                 15      730,334.15       0.45     9.172   48,689
-----------------------------------------------------------------------------------------
New Jersey                                6      681,822.71       0.42    10.498  113,637
-----------------------------------------------------------------------------------------
Montana                                  10      665,198.50       0.41    10.750   66,520
-----------------------------------------------------------------------------------------
Nebraska                                 14      618,937.02       0.38     9.841   44,210
-----------------------------------------------------------------------------------------
Mississippi                              13      596,849.77       0.37     9.498   45,912
-----------------------------------------------------------------------------------------
South Dakota                              6      428,246.35       0.26    10.936   71,374
-----------------------------------------------------------------------------------------
Idaho                                     8      352,041.70       0.22     9.633   44,005
-----------------------------------------------------------------------------------------
Maine                                     5      282,694.51       0.17    10.189   56,539
-----------------------------------------------------------------------------------------
New Hampshire                             3      247,639.73       0.15     8.910   82,547
-----------------------------------------------------------------------------------------
District of Columbia                      3      160,846.15       0.10     9.754   53,615
-----------------------------------------------------------------------------------------
Wyoming                                   3      154,527.56       0.09    10.379   51,509
-----------------------------------------------------------------------------------------
Rhode Island                              1       87,159.45       0.05    10.502   87,159
-----------------------------------------------------------------------------------------
West Virginia                             1       19,493.71       0.01    11.375   19,494
-----------------------------------------------------------------------------------------
TOTAL:                                2,160  162,704,755.26     100.00     9.756   75,326
-----------------------------------------------------------------------------------------


                                 WEIGHTED                                 WEIGHTED
                                 AVERAGE                 %         %      AVERAGE
           Geographic            ORIGINAL      %       FULL      OWNER      FICO
          Distribution             LTV     PURCHASE     DOC    OCCUPIED    SCORE
----------------------------------------------------------------------------------
California-Southern                 75.19     37.29    63.95      81.98        675
----------------------------------------------------------------------------------
Texas                               66.57      3.93    93.71      98.89        582
----------------------------------------------------------------------------------
North Carolina                      76.73     32.28    56.05      95.44        660
----------------------------------------------------------------------------------
Alabama                             71.17     11.85    61.78      92.71        634
----------------------------------------------------------------------------------
Florida                             75.59     40.14    63.73      92.90        655
----------------------------------------------------------------------------------
Georgia                             75.39     36.04    68.29      90.40        651
----------------------------------------------------------------------------------
Utah                                70.06     20.55    86.34      93.95        633
----------------------------------------------------------------------------------
California-Northern                 77.12     29.39    58.63      93.43        677
----------------------------------------------------------------------------------
Michigan                            72.54      6.41    79.17     100.00        649
----------------------------------------------------------------------------------
Ohio                                75.02     19.70    74.38      96.18        645
----------------------------------------------------------------------------------
Virginia                            73.10     17.97    63.60      94.21        670
----------------------------------------------------------------------------------
Illinois                            73.77     42.53    62.92      96.05        644
----------------------------------------------------------------------------------
Washington                          75.67     18.34    79.65      93.70        631
----------------------------------------------------------------------------------
Indiana                             73.76     11.36    78.03      89.63        638
----------------------------------------------------------------------------------
Pennsylvania                        70.56      5.31    86.37      97.27        646
----------------------------------------------------------------------------------
Maryland                            69.36     19.67    73.90      87.87        656
----------------------------------------------------------------------------------
Colorado                            75.99     19.85    67.30      98.01        657
----------------------------------------------------------------------------------
Nevada                              79.45     51.52    52.87      94.65        668
----------------------------------------------------------------------------------
Oklahoma                            77.93      3.35    85.91     100.00        654
----------------------------------------------------------------------------------
Arizona                             71.60     22.81    47.99      97.90        648
----------------------------------------------------------------------------------
Missouri                            79.22     19.53    83.97      91.61        659
----------------------------------------------------------------------------------
Oregon                              75.98      9.04    90.96      96.26        645
----------------------------------------------------------------------------------
South Carolina                      75.05     21.51    62.67      98.44        646
----------------------------------------------------------------------------------
Tennessee                           78.80     39.67    83.06      68.37        644
----------------------------------------------------------------------------------
Kansas                              76.22      8.04    78.06      96.24        645
----------------------------------------------------------------------------------
New York                            74.53     59.19    26.08     100.00        638
----------------------------------------------------------------------------------
Massachusetts                       76.57     63.69    55.21      77.61        665
----------------------------------------------------------------------------------
Minnesota                           75.31     11.77    83.78     100.00        653
----------------------------------------------------------------------------------
Hawaii                              76.29     18.72     1.96      76.09        691
----------------------------------------------------------------------------------
Louisiana                           75.31     14.63    92.90      93.71        622
----------------------------------------------------------------------------------
New Mexico                          66.73      0.00    70.46      97.75        640
----------------------------------------------------------------------------------
Iowa                                75.63     38.94    64.81      85.13        654
----------------------------------------------------------------------------------
Kentucky                            76.01     22.75    75.06     100.00        627
----------------------------------------------------------------------------------
Wisconsin                           76.02     14.46    85.54     100.00        639
----------------------------------------------------------------------------------
Connecticut                         71.53     20.66    77.45      77.45        672
----------------------------------------------------------------------------------
Arkansas                            65.25      0.00    86.56     100.00        639
----------------------------------------------------------------------------------
New Jersey                          67.54     33.81    12.14      66.41        659
----------------------------------------------------------------------------------
Montana                             72.11      0.00    72.10     100.00        621
----------------------------------------------------------------------------------
Nebraska                            66.67      7.11    76.85      94.78        618
----------------------------------------------------------------------------------
Mississippi                         73.27      0.00   100.00     100.00        631
----------------------------------------------------------------------------------
South Dakota                        74.21      0.00    58.06     100.00        604
----------------------------------------------------------------------------------
Idaho                               64.12      0.00    63.44     100.00        692
----------------------------------------------------------------------------------
Maine                               64.97      0.00   100.00     100.00        584
----------------------------------------------------------------------------------
New Hampshire                       63.31     45.40    54.60     100.00        689
----------------------------------------------------------------------------------
District of Columbia                66.86      0.00    75.16     100.00        635
----------------------------------------------------------------------------------
Wyoming                             67.86      0.00   100.00     100.00        649
----------------------------------------------------------------------------------
Rhode Island                        90.00    100.00     0.00     100.00        720
----------------------------------------------------------------------------------
West Virginia                       52.63    100.00     0.00     100.00        593
----------------------------------------------------------------------------------
TOTAL:                              73.83     24.41    69.68      92.10        649
----------------------------------------------------------------------------------

________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-----------------------------------------------------------------------------------------


                                                               % OF
                                  NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE
                                  MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT
Property Type                       LOANS       BALANCE       BALANCE    COUPON   BALANCE
-----------------------------------------------------------------------------------------
Single Family Detached                1,943  141,587,436.23      87.02     9.762   72,871
-----------------------------------------------------------------------------------------
PUD                                      70    7,957,271.09       4.89     9.675  113,675
-----------------------------------------------------------------------------------------
2-4 Family                               73    7,790,292.60       4.79     9.842  106,716
-----------------------------------------------------------------------------------------
Condo - Low Rise                         74    5,369,755.34       3.30     9.588   72,564
-----------------------------------------------------------------------------------------
TOTAL:                                2,160  162,704,755.26     100.00     9.756   75,326
-----------------------------------------------------------------------------------------

                                  WEIGHTED                                 WEIGHTED
                                  AVERAGE                %         %       AVERAGE
                                  ORIGINAL     %        FULL     OWNER       FICO
Property Type                       LTV     PURCHASE    DOC     OCCUPIED    SCORE
-----------------------------------------------------------------------------------
Single Family Detached               73.14     20.89    72.68      94.62        645
-----------------------------------------------------------------------------------
PUD                                  78.33     41.93    45.73      95.30        664
-----------------------------------------------------------------------------------
2-4 Family                           79.52     55.61    42.01      48.68        696
-----------------------------------------------------------------------------------
Condo - Low Rise                     77.02     45.84    66.34      83.71        670
-----------------------------------------------------------------------------------
TOTAL:                               73.83     24.41    69.68      92.10        649
-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------


                                                               % OF
                                  NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE
                                  MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT
Occupancy                           LOANS       BALANCE       BALANCE    COUPON   BALANCE
-----------------------------------------------------------------------------------------
Primary                               1,978  149,846,090.31      92.10     9.754   75,756
-----------------------------------------------------------------------------------------
Investment                              182   12,858,664.95       7.90     9.777   70,652
-----------------------------------------------------------------------------------------
TOTAL:                                2,160  162,704,755.26     100.00     9.756   75,326
-----------------------------------------------------------------------------------------


                                  WEIGHTED                                 WEIGHTED
                                  AVERAGE                %         %       AVERAGE
                                  ORIGINAL     %        FULL     OWNER       FICO
Occupancy                           LTV     PURCHASE    DOC     OCCUPIED    SCORE
-----------------------------------------------------------------------------------
Primary                              73.77     23.27    70.85     100.00        646
-----------------------------------------------------------------------------------
Investment                           74.48     37.71    56.11       0.00        688
-----------------------------------------------------------------------------------
TOTAL:                               73.83     24.41    69.68      92.10        649
-----------------------------------------------------------------------------------
























-----------------------------------------------------------------------------------


                                                               % OF
                                  NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE
                                  MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT
Purpose                             LOANS       BALANCE       BALANCE    COUPON   BALANCE
-----------------------------------------------------------------------------------------
Refinance - Cashout                   1,659  112,428,763.79      69.10     9.755   67,769
-----------------------------------------------------------------------------------------
Purchase                                399   39,712,726.50      24.41     9.836   99,531
-----------------------------------------------------------------------------------------
Refinance - Rate Term                   102   10,563,264.97       6.49     9.471  103,561
-----------------------------------------------------------------------------------------
TOTAL:                                2,160  162,704,755.26     100.00     9.756   75,326
-----------------------------------------------------------------------------------------


                                  WEIGHTED                                 WEIGHTED
                                  AVERAGE                %         %       AVERAGE
                                  ORIGINAL     %        FULL     OWNER       FICO
Purpose                             LTV     PURCHASE    DOC     OCCUPIED    SCORE
-----------------------------------------------------------------------------------
Refinance - Cashout                  70.26      0.00    80.30      94.45        636
-----------------------------------------------------------------------------------
Purchase                             83.29    100.00    41.50      87.79        682
-----------------------------------------------------------------------------------
Refinance - Rate Term                76.24      0.00    62.67      83.28        671
-----------------------------------------------------------------------------------
TOTAL:                               73.83     24.41    69.68      92.10        649
-----------------------------------------------------------------------------------

________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                               % OF
                                  NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE
                                  MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT
      Documentation Level           LOANS       BALANCE       BALANCE    COUPON   BALANCE
-----------------------------------------------------------------------------------------
Full Doc -Asset and Income            1,617  113,378,537.38      69.68     9.667   70,117
-----------------------------------------------------------------------------------------
No Documentation                        289   29,113,683.67      17.89    10.000  100,739
-----------------------------------------------------------------------------------------
No Income Verification                  254   20,212,534.21      12.42     9.906   79,577
-----------------------------------------------------------------------------------------
TOTAL:                                2,160  162,704,755.26     100.00     9.756   75,326
-----------------------------------------------------------------------------------------


                                  WEIGHTED                                 WEIGHTED
                                  AVERAGE                 %         %      AVERAGE
                                  ORIGINAL      %       FULL      OWNER      FICO
      Documentation Level           LTV     PURCHASE     DOC    OCCUPIED    SCORE
-----------------------------------------------------------------------------------
Full Doc -Asset and Income           73.84     14.54   100.00      93.64        637
-----------------------------------------------------------------------------------
No Documentation                     77.43     57.33     0.00      89.65        684
-----------------------------------------------------------------------------------
No Income Verification               68.58     32.36     0.00      86.99        668
-----------------------------------------------------------------------------------
TOTAL:                               73.83     24.41    69.68      92.10        649
-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------


                                                               % OF
                                  NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE
              FICO                MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT
             Score                  LOANS       BALANCE       BALANCE    COUPON   BALANCE
-----------------------------------------------------------------------------------------
Not Available                            19    1,061,078.06       0.65    10.329   55,846
-----------------------------------------------------------------------------------------
426 - 450                                 2       87,987.27       0.05    11.037   43,994
-----------------------------------------------------------------------------------------
451 - 475                                 8      381,727.39       0.23    12.011   47,716
-----------------------------------------------------------------------------------------
476 - 500                                33    1,737,803.34       1.07    11.554   52,661
-----------------------------------------------------------------------------------------
501 - 525                                68    4,218,104.57       2.59    11.263   62,031
-----------------------------------------------------------------------------------------
526 - 550                               142    8,299,196.17       5.10    11.081   58,445
-----------------------------------------------------------------------------------------
551 - 575                               151   10,095,216.46       6.20    10.526   66,856
-----------------------------------------------------------------------------------------
576 - 600                               182   12,131,378.25       7.46    10.355   66,656
-----------------------------------------------------------------------------------------
601 - 625                               235   16,248,026.79       9.99     9.786   69,141
-----------------------------------------------------------------------------------------
626 - 650                               288   22,584,350.91      13.88     9.691   78,418
-----------------------------------------------------------------------------------------
651 - 675                               311   25,377,881.15      15.60     9.281   81,601
-----------------------------------------------------------------------------------------
676 - 700                               295   25,963,690.86      15.96     9.443   88,013
-----------------------------------------------------------------------------------------
701 - 725                               189   14,936,076.84       9.18     9.378   79,027
-----------------------------------------------------------------------------------------
726 - 750                               135   11,781,534.32       7.24     9.245   87,271
-----------------------------------------------------------------------------------------
751 - 775                                74    5,751,170.97       3.53     9.195   77,719
-----------------------------------------------------------------------------------------
776 - 800                                22    1,534,896.65       0.94     9.528   69,768
-----------------------------------------------------------------------------------------
801 - 825                                 6      514,635.26       0.32     8.443   85,773
-----------------------------------------------------------------------------------------
TOTAL:                                2,160  162,704,755.26     100.00     9.756   75,326
-----------------------------------------------------------------------------------------















                                  WEIGHTED                                 WEIGHTED
                                  AVERAGE                %         %       AVERAGE
              FICO                ORIGINAL     %        FULL     OWNER       FICO
             Score                  LTV     PURCHASE    DOC     OCCUPIED    SCORE
-----------------------------------------------------------------------------------
Not Available                        64.62     23.08    74.23      96.28          0
-----------------------------------------------------------------------------------
426 - 450                            55.50      0.00   100.00     100.00        441
-----------------------------------------------------------------------------------
451 - 475                            64.08      0.00    91.36     100.00        469
-----------------------------------------------------------------------------------
476 - 500                            68.93      4.23   100.00      98.02        491
-----------------------------------------------------------------------------------
501 - 525                            67.96      8.36    85.29      98.73        514
-----------------------------------------------------------------------------------
526 - 550                            67.48      7.07    88.04      97.03        539
-----------------------------------------------------------------------------------
551 - 575                            69.45     16.42    85.03      97.98        564
-----------------------------------------------------------------------------------
576 - 600                            71.08      8.60    84.78      95.42        587
-----------------------------------------------------------------------------------
601 - 625                            72.89     11.91    85.69      96.12        613
-----------------------------------------------------------------------------------
626 - 650                            73.35     16.27    79.11      93.01        639
-----------------------------------------------------------------------------------
651 - 675                            75.63     22.73    67.01      94.37        664
-----------------------------------------------------------------------------------
676 - 700                            77.40     35.34    53.65      87.71        687
-----------------------------------------------------------------------------------
701 - 725                            75.63     44.99    49.54      91.50        711
-----------------------------------------------------------------------------------
726 - 750                            75.59     41.31    48.10      83.54        738
-----------------------------------------------------------------------------------
751 - 775                            77.25     49.49    59.28      83.32        760
-----------------------------------------------------------------------------------
776 - 800                            73.69     38.94    73.92      70.56        785
-----------------------------------------------------------------------------------
801 - 825                            72.62     32.55    60.01      46.41        814
-----------------------------------------------------------------------------------
TOTAL:                               73.83     24.41    69.68      92.10        649
-----------------------------------------------------------------------------------


________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       Life Bank 1998-1 Collateral Detail
                       ----------------------------------


                            ADJUSTABLE RATE GROUP II


                                                               % OF
                                  NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE
                                  MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT
Current Mortgage Rates (%)          LOANS       BALANCE       BALANCE    COUPON   BALANCE
-----------------------------------------------------------------------------------------
6.501 - 6.750                             1      122,618.48       0.11     6.750  122,618
-----------------------------------------------------------------------------------------
6.751 - 7.000                             1       87,753.19       0.08     6.890   87,753
-----------------------------------------------------------------------------------------
7.001 - 7.250                             8    1,469,396.58       1.28     7.227  183,675
-----------------------------------------------------------------------------------------
7.251 - 7.500                             7    1,255,000.41       1.10     7.478  179,286
-----------------------------------------------------------------------------------------
7.501 - 7.750                            29    4,245,776.10       3.71     7.717  146,406
-----------------------------------------------------------------------------------------
7.751 - 8.000                            47    6,149,000.99       5.37     7.908  130,830
-----------------------------------------------------------------------------------------
8.001 - 8.250                            34    5,642,008.60       4.93     8.166  165,941
-----------------------------------------------------------------------------------------
8.251 - 8.500                            67    8,963,918.26       7.83     8.420  133,790
-----------------------------------------------------------------------------------------
8.501 - 8.750                            85   13,223,558.67      11.55     8.675  155,571
-----------------------------------------------------------------------------------------
8.751 - 9.000                            93   14,294,655.67      12.48     8.913  153,706
-----------------------------------------------------------------------------------------
9.001 - 9.250                            75    8,597,340.07       7.51     9.172  114,631
-----------------------------------------------------------------------------------------
9.251 - 9.500                            79   11,499,256.57      10.04     9.439  145,560
-----------------------------------------------------------------------------------------
9.501 - 9.750                            77    9,087,467.48       7.94     9.655  118,019
-----------------------------------------------------------------------------------------
9.751 - 10.000                           87   10,330,312.34       9.02     9.923  118,739
-----------------------------------------------------------------------------------------
10.001 - 10.250                          31    3,747,304.81       3.27    10.148  120,881
-----------------------------------------------------------------------------------------
10.251 - 10.500                          33    3,076,718.98       2.69    10.399   93,234
-----------------------------------------------------------------------------------------
10.501 - 10.750                          26    2,284,183.31       1.99    10.701   87,853
-----------------------------------------------------------------------------------------
10.751 - 11.000                          27    2,621,423.31       2.29    10.921   97,090
-----------------------------------------------------------------------------------------
11.001 - 11.250                          10      913,039.90       0.80    11.216   91,304
-----------------------------------------------------------------------------------------
11.251 - 11.500                          17    1,360,388.74       1.19    11.467   80,023
-----------------------------------------------------------------------------------------
11.501 - 11.750                          17    1,484,882.87       1.30    11.704   87,346
-----------------------------------------------------------------------------------------
11.751 - 12.000                           7      795,885.01       0.70    11.928  113,698
-----------------------------------------------------------------------------------------
12.001 - 12.250                           8      652,812.89       0.57    12.214   81,602
-----------------------------------------------------------------------------------------
12.251 - 12.500                           9      695,088.49       0.61    12.481   77,232
-----------------------------------------------------------------------------------------
12.501 - 12.750                           8      449,840.03       0.39    12.677   56,230
-----------------------------------------------------------------------------------------
12.751 - 13.000                           6      408,957.70       0.36    12.943   68,160
-----------------------------------------------------------------------------------------
13.001 - 13.250                           2       69,830.90       0.06    13.164   34,915
-----------------------------------------------------------------------------------------
13.251 - 13.500                           5      238,643.29       0.21    13.472   47,729
-----------------------------------------------------------------------------------------
13.501 - 13.750                           5      320,554.56       0.28    13.649   64,111
-----------------------------------------------------------------------------------------
13.751 - 14.000                           3      121,799.56       0.11    13.996   40,600
-----------------------------------------------------------------------------------------
14.001 - 14.250                           1       17,564.47       0.02    14.125   17,564
-----------------------------------------------------------------------------------------
14.251 - 14.500                           1       75,000.00       0.07    14.425   75,000
-----------------------------------------------------------------------------------------
14.501 - 14.750                           1       93,555.21       0.08    14.625   93,555
-----------------------------------------------------------------------------------------
14.751 - 15.000                           1      114,680.03       0.10    15.000  114,680
-----------------------------------------------------------------------------------------
TOTAL:                                  908  114,510,217.47     100.00     9.276  126,113
-----------------------------------------------------------------------------------------












                                  WEIGHTED                                 WEIGHTED
                                  AVERAGE                 %         %      AVERAGE
                                  ORIGINAL      %       FULL      OWNER      FICO
Current Mortgage Rates (%)          LTV     PURCHASE     DOC    OCCUPIED    SCORE
-----------------------------------------------------------------------------------
6.501 - 6.750                        80.00      0.00   100.00     100.00        574
-----------------------------------------------------------------------------------
6.751 - 7.000                        80.00    100.00   100.00     100.00        645
-----------------------------------------------------------------------------------
7.001 - 7.250                        78.30     35.32    64.36     100.00        658
-----------------------------------------------------------------------------------
7.251 - 7.500                        68.54     30.70    25.43     100.00        667
-----------------------------------------------------------------------------------
7.501 - 7.750                        80.00     49.68    52.73      96.21        685
-----------------------------------------------------------------------------------
7.751 - 8.000                        79.21     60.57    51.74      97.05        656
-----------------------------------------------------------------------------------
8.001 - 8.250                        83.27     65.06    54.28      92.21        686
-----------------------------------------------------------------------------------
8.251 - 8.500                        78.83     45.58    60.34      93.40        678
-----------------------------------------------------------------------------------
8.501 - 8.750                        78.76     43.74    70.89      88.89        686
-----------------------------------------------------------------------------------
8.751 - 9.000                        79.61     47.88    44.30      94.86        673
-----------------------------------------------------------------------------------
9.001 - 9.250                        78.92     54.08    55.24      93.02        669
-----------------------------------------------------------------------------------
9.251 - 9.500                        81.51     62.56    47.14      95.45        662
-----------------------------------------------------------------------------------
9.501 - 9.750                        79.31     50.85    57.28      91.68        672
-----------------------------------------------------------------------------------
9.751 - 10.000                       81.43     57.48    58.37      92.97        638
-----------------------------------------------------------------------------------
10.001 - 10.250                      76.63     49.78    40.17      95.93        629
-----------------------------------------------------------------------------------
10.251 - 10.500                      78.65     63.19    52.18      84.48        648
-----------------------------------------------------------------------------------
10.501 - 10.750                      83.16     59.20    72.20      93.32        654
-----------------------------------------------------------------------------------
10.751 - 11.000                      74.91     33.24    65.60      96.16        611
-----------------------------------------------------------------------------------
11.001 - 11.250                      81.73     37.12    81.82     100.00        601
-----------------------------------------------------------------------------------
11.251 - 11.500                      69.66     26.28    46.45      93.01        563
-----------------------------------------------------------------------------------
11.501 - 11.750                      70.09     39.54    44.39      87.88        600
-----------------------------------------------------------------------------------
11.751 - 12.000                      68.50     29.78    32.10      84.94        597
-----------------------------------------------------------------------------------
12.001 - 12.250                      56.24      0.00    51.75     100.00        574
-----------------------------------------------------------------------------------
12.251 - 12.500                      62.71      0.00    44.52     100.00        537
-----------------------------------------------------------------------------------
12.501 - 12.750                      69.92      0.00    68.30     100.00        550
-----------------------------------------------------------------------------------
12.751 - 13.000                      67.06     16.21    83.79     100.00        545
-----------------------------------------------------------------------------------
13.001 - 13.250                      42.00      0.00    57.24      42.76        550
-----------------------------------------------------------------------------------
13.251 - 13.500                      67.88      0.00   100.00     100.00        509
-----------------------------------------------------------------------------------
13.501 - 13.750                      57.70      9.59    13.19     100.00        536
-----------------------------------------------------------------------------------
13.751 - 14.000                      65.00      0.00   100.00     100.00        540
-----------------------------------------------------------------------------------
14.001 - 14.250                      15.73      0.00   100.00     100.00        518
-----------------------------------------------------------------------------------
14.251 - 14.500                      55.56      0.00     0.00     100.00        535
-----------------------------------------------------------------------------------
14.501 - 14.750                      60.00      0.00     0.00     100.00        583
-----------------------------------------------------------------------------------
14.751 - 15.000                      57.50      0.00     0.00     100.00        536
-----------------------------------------------------------------------------------
TOTAL:                               78.80     50.01    55.03      93.45        659
-----------------------------------------------------------------------------------

________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                               % OF
                                  NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE
Current Mortgage Loan             Mortgage     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT
Principal Balance ($)               Loans       BALANCE       BALANCE    COUPON   BALANCE
-----------------------------------------------------------------------------------------
10,000.01 - 20,000.00                     3       46,440.67       0.04    12.214   15,480
-----------------------------------------------------------------------------------------
20,000.01 - 30,000.00                    14      385,053.06       0.34    10.732   27,504
-----------------------------------------------------------------------------------------
30,000.01 - 40,000.00                    36    1,274,540.41       1.11    10.847   35,404
-----------------------------------------------------------------------------------------
40,000.01 - 50,000.00                    64    2,937,171.18       2.56    10.074   45,893
-----------------------------------------------------------------------------------------
50,000.01 - 60,000.00                    66    3,633,366.39       3.17     9.897   55,051
-----------------------------------------------------------------------------------------
60,000.01 - 70,000.00                    71    4,640,986.70       4.05     9.540   65,366
-----------------------------------------------------------------------------------------
70,000.01 - 80,000.00                    65    4,880,018.42       4.26     9.689   75,077
-----------------------------------------------------------------------------------------
80,000.01 - 90,000.00                    50    4,253,651.04       3.71     9.721   85,073
-----------------------------------------------------------------------------------------
90,000.01 - 100,000.00                   67    6,349,555.26       5.54     9.378   94,769
-----------------------------------------------------------------------------------------
100,000.01 - 110,000.00                  65    6,838,428.83       5.97     9.336  105,207
-----------------------------------------------------------------------------------------
110,000.01 - 120,000.00                  49    5,614,712.01       4.90     9.546  114,586
-----------------------------------------------------------------------------------------
120,000.01 - 130,000.00                  47    5,866,384.44       5.12     9.169  124,817
-----------------------------------------------------------------------------------------
130,000.01 - 140,000.00                  36    4,862,546.46       4.25     9.384  135,071
-----------------------------------------------------------------------------------------
140,000.01 - 150,000.00                  29    4,243,267.50       3.71     9.345  146,320
-----------------------------------------------------------------------------------------
150,000.01 - 175,000.00                  58    9,416,112.81       8.22     9.180  162,347
-----------------------------------------------------------------------------------------
175,000.01 - 200,000.00                  60   11,211,918.18       9.79     8.970  186,865
-----------------------------------------------------------------------------------------
200,000.01 - 225,000.00                  37    7,857,043.00       6.86     9.177  212,353
-----------------------------------------------------------------------------------------
225,000.01 - 250,000.00                  22    5,219,629.75       4.56     9.610  237,256
-----------------------------------------------------------------------------------------
250,000.01 - 275,000.00                  18    4,757,971.41       4.16     8.618  264,332
-----------------------------------------------------------------------------------------
275,000.01 - 300,000.00                  15    4,367,691.72       3.81     9.158  291,179
-----------------------------------------------------------------------------------------
300,000.01 - 400,000.00                  19    6,385,537.35       5.58     8.818  336,081
-----------------------------------------------------------------------------------------
400,000.01 - 500,000.00                   9    3,960,492.80       3.46     8.331  440,055
-----------------------------------------------------------------------------------------
500,000.01 - 600,000.00                   3    1,663,873.19       1.45     8.699  554,624
-----------------------------------------------------------------------------------------
600,000.01 - 700,000.00                   2    1,357,278.09       1.19     8.496  678,639
-----------------------------------------------------------------------------------------
700,000.01 - 800,000.00                   1      750,000.00       0.65     9.000  750,000
-----------------------------------------------------------------------------------------
800,000.01 - 900,000.00                   1      830,791.97       0.73     9.875  830,792
-----------------------------------------------------------------------------------------
900,000.01 - 1,000,000.00                 1      905,754.83       0.79     9.550  905,755
-----------------------------------------------------------------------------------------
TOTAL:                                  908  114,510,217.47     100.00     9.276  126,113
-----------------------------------------------------------------------------------------









                                  WEIGHTED                                 WEIGHTED
                                  AVERAGE                 %         %      AVERAGE
Current Mortgage Loan             ORIGINAL      %       FULL      OWNER      FICO
Principal Balance ($)               LTV     PURCHASE     DOC    OCCUPIED    SCORE
-----------------------------------------------------------------------------------
10,000.01 - 20,000.00                23.94      0.00   100.00     100.00        617
-----------------------------------------------------------------------------------
20,000.01 - 30,000.00                57.47     19.88    55.81      86.35        568
-----------------------------------------------------------------------------------
30,000.01 - 40,000.00                70.61     49.08    79.06      72.68        598
-----------------------------------------------------------------------------------
40,000.01 - 50,000.00                72.47     32.47    79.38      79.82        626
-----------------------------------------------------------------------------------
50,000.01 - 60,000.00                73.52     32.35    77.38      91.03        636
-----------------------------------------------------------------------------------
60,000.01 - 70,000.00                75.42     41.19    75.96      87.04        632
-----------------------------------------------------------------------------------
70,000.01 - 80,000.00                77.50     42.94    65.93      92.27        642
-----------------------------------------------------------------------------------
80,000.01 - 90,000.00                78.59     43.38    63.58      90.03        616
-----------------------------------------------------------------------------------
90,000.01 - 100,000.00               80.78     56.82    62.59      89.47        646
-----------------------------------------------------------------------------------
100,000.01 - 110,000.00              80.78     49.14    72.15      92.32        635
-----------------------------------------------------------------------------------
110,000.01 - 120,000.00              80.60     52.77    63.28      91.53        662
-----------------------------------------------------------------------------------
120,000.01 - 130,000.00              78.85     46.65    68.03      95.68        643
-----------------------------------------------------------------------------------
130,000.01 - 140,000.00              83.52     64.04    58.21      91.72        678
-----------------------------------------------------------------------------------
140,000.01 - 150,000.00              79.04     65.54    65.48      89.76        671
-----------------------------------------------------------------------------------
150,000.01 - 175,000.00              81.13     59.88    44.88     100.00        662
-----------------------------------------------------------------------------------
175,000.01 - 200,000.00              82.40     61.66    45.20      86.15        665
-----------------------------------------------------------------------------------
200,000.01 - 225,000.00              83.91     64.71    32.48      97.22        682
-----------------------------------------------------------------------------------
225,000.01 - 250,000.00              76.51     59.61    41.03      95.26        688
-----------------------------------------------------------------------------------
250,000.01 - 275,000.00              78.90     50.26    38.49     100.00        706
-----------------------------------------------------------------------------------
275,000.01 - 300,000.00              81.16     66.33    27.26     100.00        678
-----------------------------------------------------------------------------------
300,000.01 - 400,000.00              79.79     62.36    36.47     100.00        678
-----------------------------------------------------------------------------------
400,000.01 - 500,000.00              73.01      0.00    42.72     100.00        626
-----------------------------------------------------------------------------------
500,000.01 - 600,000.00              72.75      0.00   100.00     100.00        630
-----------------------------------------------------------------------------------
600,000.01 - 700,000.00              64.67      0.00    48.63     100.00        784
-----------------------------------------------------------------------------------
700,000.01 - 800,000.00              62.50      0.00     0.00     100.00        649
-----------------------------------------------------------------------------------
800,000.01 - 900,000.00              70.00      0.00   100.00     100.00        639
-----------------------------------------------------------------------------------
900,000.01 - 1,000,000.00            62.41      0.00   100.00     100.00        750
-----------------------------------------------------------------------------------
TOTAL:                               78.80     50.01    55.03      93.45        659
-----------------------------------------------------------------------------------


________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                               % OF
                                  NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE
Original                          MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT
Loan-to-Value Ratio (%)             LOANS       BALANCE       BALANCE    COUPON   BALANCE
-----------------------------------------------------------------------------------------
15.001 - 20.000                           1       17,564.47       0.02    14.125   17,564
-----------------------------------------------------------------------------------------
20.001 - 25.000                           2       59,733.37       0.05    11.520   29,867
-----------------------------------------------------------------------------------------
25.001 - 30.000                           6      213,643.70       0.19     9.279   35,607
-----------------------------------------------------------------------------------------
30.001 - 35.000                           3      140,549.96       0.12     8.712   46,850
-----------------------------------------------------------------------------------------
35.001 - 40.000                           5      347,654.34       0.30    10.624   69,531
-----------------------------------------------------------------------------------------
40.001 - 45.000                           3      279,922.24       0.24    11.192   93,307
-----------------------------------------------------------------------------------------
45.001 - 50.000                          15    1,239,174.99       1.08    10.866   82,612
-----------------------------------------------------------------------------------------
50.001 - 55.000                          13    1,860,508.03       1.62     9.351  143,116
-----------------------------------------------------------------------------------------
55.001 - 60.000                          23    2,352,193.14       2.05    10.795  102,269
-----------------------------------------------------------------------------------------
60.001 - 65.000                          54    5,717,577.03       4.99    10.288  105,881
-----------------------------------------------------------------------------------------
65.001 - 70.000                          78   10,795,917.66       9.43     9.414  138,409
-----------------------------------------------------------------------------------------
70.001 - 75.000                         118   17,129,811.71      14.96     9.082  145,168
-----------------------------------------------------------------------------------------
75.001 - 80.000                         260   31,093,203.30      27.15     8.978  119,589
-----------------------------------------------------------------------------------------
80.001 - 85.000                          92   10,480,876.43       9.15     9.275  113,923
-----------------------------------------------------------------------------------------
85.001 - 90.000                         217   30,343,220.93      26.50     9.210  139,831
-----------------------------------------------------------------------------------------
90.001 - 95.000                          17    2,303,889.83       2.01     9.520  135,523
-----------------------------------------------------------------------------------------
95.001 - 100.000                          1      134,776.34       0.12     9.000  134,776
-----------------------------------------------------------------------------------------
TOTAL:                                  908  114,510,217.47     100.00     9.276  126,113
-----------------------------------------------------------------------------------------
                                  WEIGHTED                                 WEIGHTED
                                  AVERAGE                 %         %      AVERAGE
Original                          ORIGINAL      %       FULL      OWNER      FICO
Loan-to-Value Ratio (%)             LTV     PURCHASE     DOC    OCCUPIED    SCORE
-----------------------------------------------------------------------------------
15.001 - 20.000                      15.73      0.00   100.00     100.00        518
-----------------------------------------------------------------------------------
20.001 - 25.000                      21.76      0.00     0.00     100.00        574
-----------------------------------------------------------------------------------
25.001 - 30.000                      28.59     42.04    76.67     100.00        658
-----------------------------------------------------------------------------------
30.001 - 35.000                      31.74      0.00   100.00     100.00        584
-----------------------------------------------------------------------------------
35.001 - 40.000                      38.02      0.00    65.51      65.51        607
-----------------------------------------------------------------------------------
40.001 - 45.000                      42.27      0.00    31.96     100.00        619
-----------------------------------------------------------------------------------
45.001 - 50.000                      47.96     17.89    36.23      88.00        600
-----------------------------------------------------------------------------------
50.001 - 55.000                      53.71     25.19    26.33      94.46        732
-----------------------------------------------------------------------------------
55.001 - 60.000                      57.83      6.54    17.98      93.72        595
-----------------------------------------------------------------------------------
60.001 - 65.000                      63.73     20.08    43.75      97.07        620
-----------------------------------------------------------------------------------
65.001 - 70.000                      68.77     28.07    41.66      84.85        636
-----------------------------------------------------------------------------------
70.001 - 75.000                      74.01     32.09    54.33      90.63        658
-----------------------------------------------------------------------------------
75.001 - 80.000                      79.71     51.92    68.10      95.18        661
-----------------------------------------------------------------------------------
80.001 - 85.000                      84.45     42.19    81.21      89.31        631
-----------------------------------------------------------------------------------
85.001 - 90.000                      89.70     77.94    42.29      96.85        687
-----------------------------------------------------------------------------------
90.001 - 95.000                      94.52    100.00    88.94     100.00        691
-----------------------------------------------------------------------------------
95.001 - 100.000                     95.03    100.00   100.00     100.00        654
-----------------------------------------------------------------------------------
TOTAL:                               78.80     50.01    55.03      93.45        659
-----------------------------------------------------------------------------------





________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                               % OF
                                  NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE
                                  MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT
Margin (%)                          LOANS       BALANCE       BALANCE    COUPON   BALANCE
-----------------------------------------------------------------------------------------
0.501 - 1.000                             1       93,478.02       0.08    10.125   93,478
-----------------------------------------------------------------------------------------
2.001 - 2.500                             1       69,551.16       0.06     7.750   69,551
-----------------------------------------------------------------------------------------
2.501 - 3.000                             9      753,998.31       0.66     8.178   83,778
-----------------------------------------------------------------------------------------
3.001 - 3.500                            30    4,161,429.97       3.63     8.387  138,714
-----------------------------------------------------------------------------------------
3.501 - 4.000                            64    7,368,256.94       6.43     8.234  115,129
-----------------------------------------------------------------------------------------
4.001 - 4.500                            73   10,814,002.16       9.44     8.681  148,137
-----------------------------------------------------------------------------------------
4.501 - 5.000                            93   14,393,074.87      12.57     8.927  154,764
-----------------------------------------------------------------------------------------
5.001 - 5.500                           141   19,060,626.52      16.65     9.186  135,182
-----------------------------------------------------------------------------------------
5.501 - 6.000                           147   19,072,271.71      16.66     9.449  129,743
-----------------------------------------------------------------------------------------
6.001 - 6.500                           134   16,273,395.54      14.21     9.422  121,443
-----------------------------------------------------------------------------------------
6.501 - 7.000                            86   10,028,143.90       8.76     9.625  116,606
-----------------------------------------------------------------------------------------
7.001 - 7.500                            68    7,247,189.17       6.33    10.183  106,576
-----------------------------------------------------------------------------------------
7.501 - 8.000                            33    2,802,981.34       2.45    10.516   84,939
-----------------------------------------------------------------------------------------
8.001 - 8.500                            12    1,006,413.44       0.88    11.521   83,868
-----------------------------------------------------------------------------------------
8.501 - 9.000                             7      554,881.66       0.48    11.522   79,269
-----------------------------------------------------------------------------------------
9.001 - 9.500                             4      406,159.55       0.35    11.682  101,540
-----------------------------------------------------------------------------------------
9.501 - 10.000                            3      196,127.97       0.17    12.108   65,376
-----------------------------------------------------------------------------------------
10.001 - 10.500                           1      114,680.03       0.10    15.000  114,680
-----------------------------------------------------------------------------------------
11.001 - 11.500                           1       93,555.21       0.08    14.625   93,555
-----------------------------------------------------------------------------------------
TOTAL:                                  908  114,510,217.47     100.00     9.276  126,113
-----------------------------------------------------------------------------------------


                                  WEIGHTED                                 WEIGHTED
                                  AVERAGE                 %         %      AVERAGE
                                  ORIGINAL      %       FULL      OWNER      FICO
Margin (%)                          LTV     PURCHASE     DOC    OCCUPIED    SCORE
-----------------------------------------------------------------------------------
0.501 - 1.000                        90.00      0.00   100.00     100.00        555
-----------------------------------------------------------------------------------
2.001 - 2.500                        90.00    100.00   100.00       0.00        686
-----------------------------------------------------------------------------------
2.501 - 3.000                        79.29     38.38    82.86      51.56        737
-----------------------------------------------------------------------------------
3.001 - 3.500                        74.37     36.79    87.13      65.85        696
-----------------------------------------------------------------------------------
3.501 - 4.000                        79.65     40.97    56.45      98.66        680
-----------------------------------------------------------------------------------
4.001 - 4.500                        83.22     75.35    31.20      94.72        694
-----------------------------------------------------------------------------------
4.501 - 5.000                        80.73     55.39    61.49      96.28        673
-----------------------------------------------------------------------------------
5.001 - 5.500                        76.38     45.94    53.46      97.72        666
-----------------------------------------------------------------------------------
5.501 - 6.000                        79.43     43.71    60.43      95.70        651
-----------------------------------------------------------------------------------
6.001 - 6.500                        80.11     51.17    53.50      93.90        650
-----------------------------------------------------------------------------------
6.501 - 7.000                        78.02     50.01    60.30      88.13        624
-----------------------------------------------------------------------------------
7.001 - 7.500                        75.95     47.50    40.90      93.11        635
-----------------------------------------------------------------------------------
7.501 - 8.000                        76.53     44.86    58.39      86.91        632
-----------------------------------------------------------------------------------
8.001 - 8.500                        76.91     68.33    76.45      91.39        621
-----------------------------------------------------------------------------------
8.501 - 9.000                        70.75     56.65    58.76     100.00        605
-----------------------------------------------------------------------------------
9.001 - 9.500                        68.22     11.92     0.00      88.08        589
-----------------------------------------------------------------------------------
9.501 - 10.000                       61.63     23.65    23.65     100.00        571
-----------------------------------------------------------------------------------
10.001 - 10.500                      57.50      0.00     0.00     100.00        536
-----------------------------------------------------------------------------------
11.001 - 11.500                      60.00      0.00     0.00     100.00        583
-----------------------------------------------------------------------------------
TOTAL:                               78.80     50.01    55.03      93.45        659
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------



                                                               % OF
                                  NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE
                                  MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT
Initial Periodic Cap (%)            LOANS       BALANCE       BALANCE    COUPON   BALANCE
-----------------------------------------------------------------------------------------
1                                        51    6,534,524.47       5.71     9.396  128,128
-----------------------------------------------------------------------------------------
1.5                                     131   20,420,610.49      17.83     9.118  155,883
-----------------------------------------------------------------------------------------
2                                       240   34,693,994.92      30.30     8.770  144,558
-----------------------------------------------------------------------------------------
3                                       484   52,721,735.53      46.04     9.654  108,929
-----------------------------------------------------------------------------------------
6                                         2      139,352.06       0.12     9.928   69,676
-----------------------------------------------------------------------------------------
TOTAL:                                  908  114,510,217.47     100.00     9.276  126,113
-----------------------------------------------------------------------------------------



                                  WEIGHTED                                WEIGHTED
                                  AVERAGE                %         %       AVERAGE
                                  ORIGINAL     %        FULL     OWNER       FICO
Initial Periodic Cap (%)            LTV     PURCHASE    DOC     OCCUPIED    SCORE
-----------------------------------------------------------------------------------
1                                    81.67     51.95    48.90      95.15        655
-----------------------------------------------------------------------------------
1.5                                  77.06     53.49    34.15      97.02        699
-----------------------------------------------------------------------------------
2                                    79.15     55.08    39.65      90.81        686
-----------------------------------------------------------------------------------
3                                    78.87     45.13    73.87      93.66        627
-----------------------------------------------------------------------------------
6                                    81.67     33.48   100.00      66.52        585
-----------------------------------------------------------------------------------
TOTAL:                               78.80     50.01    55.03      93.45        659
-----------------------------------------------------------------------------------





________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                               % OF
                                  NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE
Subsequent                        MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT
Periodic Cap (%)                    LOANS       BALANCE       BALANCE    COUPON   BALANCE
-----------------------------------------------------------------------------------------
1                                       536   58,971,705.73      51.50     9.606  110,022
-----------------------------------------------------------------------------------------
1.5                                     116   18,889,464.39      16.50     9.128  162,840
-----------------------------------------------------------------------------------------
2                                       240   34,746,720.13      30.34     8.772  144,778
-----------------------------------------------------------------------------------------
3                                        16    1,902,327.22       1.66     9.731  118,895
-----------------------------------------------------------------------------------------
TOTAL:                                  908  114,510,217.47     100.00     9.276  126,113
-----------------------------------------------------------------------------------------



                                  WEIGHTED                                WEIGHTED
                                  AVERAGE                %         %      AVERAGE
Subsequent                        ORIGINAL      %       FULL     OWNER      FICO
Periodic Cap (%)                    LTV     PURCHASE    DOC    OCCUPIED    SCORE
----------------------------------------------------------------------------------
1                                    79.51     47.46   70.31      93.85        634
----------------------------------------------------------------------------------
1.5                                  76.04     46.97   36.98      96.67        689
----------------------------------------------------------------------------------
2                                    78.96     54.77   39.53      90.83        685
----------------------------------------------------------------------------------
3                                    81.05     72.23   43.45      96.94        666
----------------------------------------------------------------------------------
TOTAL:                               78.80     50.01   55.03      93.45        659
----------------------------------------------------------------------------------

________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------------------------------------------------------
                                                % OF                        WEIGHTED                                   WEIGHTED
                   NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE  AVERAGE                   %         %      AVERAGE
MAXIMUM MORTGAGE   MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT  ORIGINAL        %       FULL      OWNER      FICO
RATES (%)            LOANS       BALANCE       BALANCE    COUPON   BALANCE    LTV       PURCHASE     DOC    OCCUPIED    SCORE
-------------------------------------------------------------------------------------------------------------------------------
10.751 - 11.000            1       71,735.41       0.06     8.625   71,735     46.74      100.00   100.00       0.00        804
-------------------------------------------------------------------------------------------------------------------------------
11.251 - 11.500            2      227,064.35       0.20     8.362  113,532     75.04       43.09    43.09      43.09        763
-------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.250            8      883,596.36       0.77     8.743  110,450     69.03       28.18    85.96      66.39        721
-------------------------------------------------------------------------------------------------------------------------------
12.251 - 12.500            1       47,850.34       0.04     8.500   47,850     75.00        0.00   100.00       0.00        636
-------------------------------------------------------------------------------------------------------------------------------
12.501 - 12.750            8    1,129,284.20       0.99     8.732  141,161     72.44        9.81   100.00      19.37        643
-------------------------------------------------------------------------------------------------------------------------------
12.751 - 13.000            3      538,099.52       0.47     8.324  179,367     72.63       16.31   100.00      92.73        737
-------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.250            3      436,550.12       0.38     7.183  145,517     80.00       44.66   100.00     100.00        676
-------------------------------------------------------------------------------------------------------------------------------
13.251 - 13.500            6    1,143,835.42       1.00     7.993  190,639     73.11       41.95    25.19      91.75        671
-------------------------------------------------------------------------------------------------------------------------------
13.501 - 13.750           24    3,626,534.65       3.17     7.795  151,106     80.94       51.06    51.02      92.98        685
-------------------------------------------------------------------------------------------------------------------------------
13.751 - 14.000           28    3,355,834.84       2.93     7.898  119,851     83.61       75.73    37.19     100.00        691
-------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.250           25    4,550,548.65       3.97     7.965  182,022     81.63       53.19    58.43      96.30        669
-------------------------------------------------------------------------------------------------------------------------------
14.251 - 14.500           43    5,915,877.91       5.17     8.347  137,579     77.98       48.59    44.77      93.06        697
-------------------------------------------------------------------------------------------------------------------------------
14.501 - 14.750           50    6,672,350.99       5.83     8.466  133,447     81.15       62.71    47.65      94.00        682
-------------------------------------------------------------------------------------------------------------------------------
14.751 - 15.000           75   11,719,761.79      10.23     8.697  156,263     80.30       49.28    51.26      98.45        655
-------------------------------------------------------------------------------------------------------------------------------
15.001 - 15.250           54    6,366,256.63       5.56     8.904  117,894     83.33       76.56    41.03      90.32        698
-------------------------------------------------------------------------------------------------------------------------------
15.251 - 15.500           67    8,911,955.98       7.78     9.120  133,014     81.07       66.65    54.63      98.18        660
-------------------------------------------------------------------------------------------------------------------------------
15.501 - 15.750           76   11,429,659.42       9.98     9.307  150,390     79.41       45.88    68.05      98.57        688
-------------------------------------------------------------------------------------------------------------------------------
15.751 - 16.000           81   10,864,539.95       9.49     9.443  134,130     78.59       52.06    40.07      92.86        664
-------------------------------------------------------------------------------------------------------------------------------
16.001 - 16.250           52    6,370,226.21       5.56     9.535  122,504     75.13       41.84    53.84      95.63        638
-------------------------------------------------------------------------------------------------------------------------------
16.251 - 16.500           57    7,739,167.33       6.76     9.698  135,775     80.63       52.89    54.84      89.76        656
-------------------------------------------------------------------------------------------------------------------------------
16.501 - 16.750           39    4,169,379.94       3.64     9.930  106,907     80.45       42.65    68.64      84.95        645
-------------------------------------------------------------------------------------------------------------------------------
16.751 - 17.000           53    6,112,451.07       5.34    10.103  115,329     80.32       52.45    71.71      92.81        623
-------------------------------------------------------------------------------------------------------------------------------
17.001 - 17.250           13    1,559,090.01       1.36    10.308  119,930     79.53       33.47    63.43     100.00        614
-------------------------------------------------------------------------------------------------------------------------------
17.251 - 17.500           21    1,606,887.12       1.40    10.668   76,518     77.30       38.68    63.22      97.10        612
-------------------------------------------------------------------------------------------------------------------------------
17.501 - 17.750           20    1,642,239.65       1.43    11.085   82,112     75.75       60.27    63.55      86.02        626
-------------------------------------------------------------------------------------------------------------------------------
17.751 - 18.000           27    2,291,434.34       2.00    10.890   84,868     70.74       17.15    62.97      85.88        605
-------------------------------------------------------------------------------------------------------------------------------
18.001 - 18.250            6      379,995.54       0.33    11.331   63,333     72.82       21.68   100.00     100.00        548
-------------------------------------------------------------------------------------------------------------------------------
18.251 - 18.500            8      850,571.09       0.74    11.676  106,321     61.69        6.00    32.93     100.00        511
-------------------------------------------------------------------------------------------------------------------------------
18.501 - 18.750           11      691,329.10       0.60    11.898   62,848     71.61       16.02    83.98     100.00        539
-------------------------------------------------------------------------------------------------------------------------------
18.751 - 19.000            6      460,381.33       0.40    12.172   76,730     71.49       14.40    58.01     100.00        559
-------------------------------------------------------------------------------------------------------------------------------
19.001 - 19.250            8      622,177.92       0.54    12.280   77,772     52.84        0.00    44.58     100.00        575
-------------------------------------------------------------------------------------------------------------------------------
19.251 - 19.500            6      401,167.51       0.35    12.479   66,861     66.46        0.00    54.83     100.00        543
-------------------------------------------------------------------------------------------------------------------------------
19.501 - 19.750            6      452,523.93       0.40    12.780   75,421     62.08        0.00    54.02     100.00        549
-------------------------------------------------------------------------------------------------------------------------------
19.751 - 20.000            6      457,351.74       0.40    13.462   76,225     64.97        0.00    74.93     100.00        547
-------------------------------------------------------------------------------------------------------------------------------
20.001 - 20.250            1       39,973.78       0.03    13.250   39,974     57.14        0.00   100.00       0.00        511
-------------------------------------------------------------------------------------------------------------------------------
20.251 - 20.500            7      336,336.96       0.29    13.720   48,048     64.94        0.00    77.70     100.00        515
-------------------------------------------------------------------------------------------------------------------------------
20.501 - 20.750            4      337,090.48       0.29    13.928   84,273     61.95        9.12     9.12     100.00        545
-------------------------------------------------------------------------------------------------------------------------------
20.751 - 21.000            2       99,105.89       0.09    13.995   49,553     65.00        0.00   100.00     100.00        540
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   908  114,510,217.47     100.00     9.276  126,113     78.80       50.01    55.03      93.45        659
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------------------------------------------------------------------------------------------------------------------------
                                               % OF                        WEIGHTED                                 WEIGHTED
                  NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE  AVERAGE                 %         %      AVERAGE
MINIMUM MORTGAGE  MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT  ORIGINAL      %       FULL      OWNER      FICO
RATES (%)           LOANS       BALANCE       BALANCE    COUPON   BALANCE    LTV     PURCHASE     DOC    OCCUPIED    SCORE
----------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000             6      464,590.22       0.41     8.089   77,432     75.33      0.00    72.18      21.38        752
----------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500            15    2,171,639.52       1.90     8.669  144,776     70.22     24.38    94.29      55.55        704
----------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000            33    2,453,987.69       2.14     8.467   74,363     81.61     24.75    97.48     100.00        673
----------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500             1      112,954.28       0.10     7.830  112,954     80.00    100.00   100.00     100.00        760
----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500             6      482,701.14       0.42     9.293   80,450     82.03      6.84    93.16     100.00        591
----------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000             4      270,000.78       0.24     9.760   67,500     82.65     62.48    53.12     100.00        693
----------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500             7      820,077.62       0.72     9.262  117,154     81.17      0.00    87.28      87.76        638
----------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000             7      670,059.03       0.59     8.099   95,723     78.55     25.82    87.28      60.96        644
----------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500            16    2,934,103.31       2.56     7.644  183,381     74.31     25.69    47.04      96.78        660
----------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000            68    9,997,547.04       8.73     7.910  147,023     79.55     58.33    47.64      97.61        666
----------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500            83   13,143,808.60      11.48     8.315  158,359     80.66     58.10    54.78      94.52        680
----------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000           148   24,000,626.33      20.96     8.819  162,166     80.01     49.39    52.44      96.15        678
----------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500           152   19,892,507.83      17.37     9.366  130,872     80.67     60.69    50.70      94.58        665
----------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000          158   19,107,175.64      16.69     9.865  120,931     80.04     56.09    55.89      92.24        653
----------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500          64    6,739,113.51       5.89    10.271  105,299     77.41     56.53    44.90      90.65        637
----------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000          51    4,625,089.04       4.04    10.829   90,688     78.04     42.60    65.86      94.52        628
----------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500          20    1,585,553.84       1.38    11.385   79,278     71.12     24.56    57.24      97.06        564
----------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000          21    1,861,369.95       1.63    11.779   88,637     67.98     27.27    44.87      83.89        587
----------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500          15    1,266,886.35       1.11    12.354   84,459     58.79      0.00    48.02     100.00        553
----------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000          17    1,002,601.38       0.88    13.089   58,977     65.91      6.61    67.73     100.00        546
----------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500           8      331,167.86       0.29    13.443   41,396     62.23      0.00    90.98      87.93        518
----------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000           6      408,101.30       0.36    13.730   68,017     60.30      7.53    31.82     100.00        537
----------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500           1       75,000.00       0.07    14.425   75,000     55.56      0.00     0.00     100.00        535
----------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000           1       93,555.21       0.08    14.625   93,555     60.00      0.00     0.00     100.00        583
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                  908  114,510,217.47     100.00     9.276  126,113     78.80     50.01    55.03      93.45        659
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                  % OF                        WEIGHTED                                 WEIGHTED
                     NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE  AVERAGE                %         %       AVERAGE
                     MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT  ORIGINAL     %        FULL     OWNER       FICO
PRODUCT                LOANS       BALANCE       BALANCE    COUPON   BALANCE    LTV     PURCHASE    DOC     OCCUPIED    SCORE
-------------------------------------------------------------------------------------------------------------------------------
ARM - 6 Month              126   20,731,575.03      18.10     9.059  164,536     76.60     45.37    36.35      95.85        691
-------------------------------------------------------------------------------------------------------------------------------
ARM - 1 Year/6 Month         1       83,879.59       0.07     9.275   83,880     84.48    100.00     0.00     100.00        683
-------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month       365   41,065,147.63      35.86     9.594  112,507     80.53     55.91    64.49      94.53        641
-------------------------------------------------------------------------------------------------------------------------------
ARM - 3 Year/6 Month       172   17,527,958.43      15.31     9.803  101,907     76.69     32.32    84.08      93.51        615
-------------------------------------------------------------------------------------------------------------------------------
ARM - 5 Year/6 Month         6      519,139.93       0.45     8.918   86,523     85.41     34.41   100.00      86.60        620
-------------------------------------------------------------------------------------------------------------------------------
ARM - 1 Year               208   32,293,494.56      28.20     8.781  155,257     78.88     57.33    35.64      90.13        686
-------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/1 Year          5      363,416.72       0.32     8.120   72,683     81.39     72.12   100.00     100.00        636
-------------------------------------------------------------------------------------------------------------------------------
ARM - 3 Year/1 Year         21    1,646,530.76       1.44     8.654   78,406     80.41     11.73    96.25     100.00        680
-------------------------------------------------------------------------------------------------------------------------------
ARM - 5 Year/1 Year          4      279,074.82       0.24     8.769   69,769     84.36      0.00   100.00     100.00        673
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     908  114,510,217.47     100.00     9.276  126,113     78.80     50.01    55.03      93.45        659
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------------------------------------------------------------------------------------------------------
                                              % OF                        WEIGHTED                                 WEIGHTED
                 NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE  AVERAGE                 %         %      AVERAGE
                 MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT  ORIGINAL      %       FULL      OWNER      FICO
INDEX TYPE         LOANS       BALANCE       BALANCE    COUPON   BALANCE    LTV     PURCHASE     DOC    OCCUPIED    SCORE
---------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year      238   34,582,516.86      30.20     8.768  145,305     79.02     54.86    39.72      90.78        686
---------------------------------------------------------------------------------------------------------------------------
Libor - 6 Month        668   79,811,021.11      69.70     9.496  119,478     78.69     47.89    61.59      94.68        648
---------------------------------------------------------------------------------------------------------------------------
COFI - 6 Month           2      116,679.50       0.10     9.366   58,340     84.12     59.61   100.00      40.39        622
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                 908  114,510,217.47     100.00     9.276  126,113     78.80     50.01    55.03      93.45        659
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                              % OF                        WEIGHTED                                 WEIGHTED
                 NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE  AVERAGE                %         %       AVERAGE
                 MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT  ORIGINAL     %        FULL     OWNER       FICO
BALLOON            LOANS       BALANCE       BALANCE    COUPON   BALANCE    LTV     PURCHASE    DOC     OCCUPIED    SCORE
---------------------------------------------------------------------------------------------------------------------------
Balloon                  1      134,442.38       0.12    10.500  134,442     90.00    100.00   100.00     100.00        647
---------------------------------------------------------------------------------------------------------------------------
Non-Balloon            907  114,375,775.09      99.88     9.275  126,103     78.78     49.95    54.97      93.44        659
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                 908  114,510,217.47     100.00     9.276  126,113     78.80     50.01    55.03      93.45        659
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                              % OF                        WEIGHTED                                 WEIGHTED
                 NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE  AVERAGE                %         %       AVERAGE
LIEN             MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT  ORIGINAL     %        FULL     OWNER       FICO
POSITION           LOANS       BALANCE       BALANCE    COUPON   BALANCE    LTV     PURCHASE    DOC     OCCUPIED    SCORE
---------------------------------------------------------------------------------------------------------------------------
1st Lien               907  114,492,653.00      99.98     9.275  126,232     78.81     50.01    55.02      93.45        659
---------------------------------------------------------------------------------------------------------------------------
2nd Lien                 1       17,564.47       0.02    14.125   17,564     15.73      0.00   100.00     100.00        518
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                 908  114,510,217.47     100.00     9.276  126,113     78.80     50.01    55.03      93.45        659
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                              % OF                        WEIGHTED                                 WEIGHTED
                 NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE  AVERAGE                %         %       AVERAGE
                 MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT  ORIGINAL     %        FULL     OWNER       FICO
ORIGINAL TERM      LOANS       BALANCE       BALANCE    COUPON   BALANCE    LTV     PURCHASE    DOC     OCCUPIED    SCORE
---------------------------------------------------------------------------------------------------------------------------
61 - 180                 7      319,137.49       0.28    10.214   45,591     75.36     42.13   100.00     100.00        637
---------------------------------------------------------------------------------------------------------------------------
181 - 240                1       65,165.21       0.06     8.000   65,165     80.00      0.00   100.00     100.00        615
---------------------------------------------------------------------------------------------------------------------------
241 - 360              900  114,125,914.77      99.66     9.274  126,807     78.81     50.06    54.87      93.43        660
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                 908  114,510,217.47     100.00     9.276  126,113     78.80     50.01    55.03      93.45        659
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------
                                                 % OF                        WEIGHTED                                 WEIGHTED
                    NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE  AVERAGE                 %         %      AVERAGE
                    MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT  ORIGINAL      %       FULL      OWNER      FICO
SEASONING             LOANS       BALANCE       BALANCE    COUPON   BALANCE    LTV     PURCHASE     DOC    OCCUPIED    SCORE
------------------------------------------------------------------------------------------------------------------------------
0                         124   18,447,805.61      16.11     9.137  148,773     78.16     41.64    51.75      99.11        670
------------------------------------------------------------------------------------------------------------------------------
1 - 3                     400   49,082,739.37      42.86     9.362  122,707     79.96     55.87    60.49      91.41        654
------------------------------------------------------------------------------------------------------------------------------
4 - 6                     178   24,838,710.42      21.69     9.006  139,543     78.95     56.10    41.84      95.71        675
------------------------------------------------------------------------------------------------------------------------------
7 - 9                      62    7,535,708.12       6.58     9.251  121,544     79.40     49.41    54.84      97.05        652
------------------------------------------------------------------------------------------------------------------------------
10 - 12                    59    6,626,215.04       5.79     9.840  112,309     74.37     41.89    46.94     100.00        609
------------------------------------------------------------------------------------------------------------------------------
13 - 15                    33    2,785,004.92       2.43    10.363   84,394     78.38     43.00    59.43      93.16        645
------------------------------------------------------------------------------------------------------------------------------
16 - 18                     8      623,731.43       0.54     9.851   77,966     75.40      0.00    57.32     100.00        606
------------------------------------------------------------------------------------------------------------------------------
19 - 21                     8      658,155.48       0.57     9.758   82,269     82.70      0.00    88.74      94.05        685
------------------------------------------------------------------------------------------------------------------------------
22 - 24                    10      784,194.34       0.68     8.782   78,419     81.67      0.00   100.00     100.00        653
------------------------------------------------------------------------------------------------------------------------------
25 - 27                     2       99,351.97       0.09     7.750   49,676     80.00      0.00   100.00     100.00        667
------------------------------------------------------------------------------------------------------------------------------
31 - 33                     1       44,919.58       0.04    10.625   44,920     64.91      0.00   100.00     100.00        537
------------------------------------------------------------------------------------------------------------------------------
34 - 36                     2      212,037.51       0.19     9.840  106,019     66.54      0.00    44.18      55.82        697
------------------------------------------------------------------------------------------------------------------------------
40 - 42                     5      962,903.55       0.84     8.625  192,581     71.65     11.51   100.00      59.77        692
------------------------------------------------------------------------------------------------------------------------------
43 - 45                     7      979,142.27       0.86     8.654  139,877     67.37     14.17   100.00      46.57        705
------------------------------------------------------------------------------------------------------------------------------
46 - 48                     5      427,615.27       0.37     8.802   85,523     76.27     25.78    71.00      30.55        680
------------------------------------------------------------------------------------------------------------------------------
49 - 51                     4      401,982.59       0.35     8.316  100,496     69.98     42.18    67.85      24.34        780
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    908  114,510,217.47     100.00     9.276  126,113     78.80     50.01    55.03      93.45        659
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------------------------------------------------------
                                                  % OF                        WEIGHTED                                 WEIGHTED
                     NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE  AVERAGE                 %         %      AVERAGE
GEOGRAPHIC           MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT  ORIGINAL      %       FULL      OWNER      FICO
DISTRIBUTION           LOANS       BALANCE       BALANCE    COUPON   BALANCE    LTV     PURCHASE     DOC    OCCUPIED    SCORE
-------------------------------------------------------------------------------------------------------------------------------
Michigan                   115   18,313,575.26      15.99     9.384  159,248     75.91     43.39    40.88      97.04        694
-------------------------------------------------------------------------------------------------------------------------------
Utah                       132   16,429,301.11      14.35     9.120  124,464     79.98     30.90    79.43      93.81        625
-------------------------------------------------------------------------------------------------------------------------------
California-Southern        102   14,601,104.38      12.75     8.868  143,148     81.12     63.26    59.59      85.24        675
-------------------------------------------------------------------------------------------------------------------------------
California-Northern         38    8,524,136.92       7.44     8.748  224,319     75.76     51.75    47.19      94.15        697
-------------------------------------------------------------------------------------------------------------------------------
Colorado                    52    7,037,896.12       6.15     9.239  135,344     82.78     51.52    62.59      97.60        644
-------------------------------------------------------------------------------------------------------------------------------
North Carolina              46    4,238,954.18       3.70     9.610   92,151     78.19     64.57    42.69      94.28        643
-------------------------------------------------------------------------------------------------------------------------------
Ohio                        43    3,879,312.68       3.39     9.333   90,217     80.53     45.52    77.15      89.95        639
-------------------------------------------------------------------------------------------------------------------------------
Florida                     28    3,600,610.49       3.14     9.553  128,593     79.67     65.43    32.71      95.37        652
-------------------------------------------------------------------------------------------------------------------------------
Maryland                    31    3,469,247.55       3.03     9.024  111,911     77.83     53.36    55.12      88.78        638
-------------------------------------------------------------------------------------------------------------------------------
Virginia                    20    3,186,254.75       2.78     8.842  159,313     84.80     75.87    17.85      97.96        696
-------------------------------------------------------------------------------------------------------------------------------
Washington                  24    3,085,118.49       2.69     9.469  128,547     76.78     40.49    43.43     100.00        628
-------------------------------------------------------------------------------------------------------------------------------
Illinois                    23    3,060,822.69       2.67     9.643  133,079     78.21     51.90    52.46      79.58        629
-------------------------------------------------------------------------------------------------------------------------------
Georgia                     30    2,620,666.32       2.29     9.933   87,356     83.97     76.70    66.76      94.04        671
-------------------------------------------------------------------------------------------------------------------------------
Texas                       18    2,464,012.36       2.15    10.164  136,890     77.01     40.40    53.51      98.58        631
-------------------------------------------------------------------------------------------------------------------------------
Indiana                     34    2,227,405.56       1.95     9.032   65,512     80.02     43.27    88.98      94.81        666
-------------------------------------------------------------------------------------------------------------------------------
Alabama                     20    1,835,531.44       1.60     9.382   91,777     73.25     40.22    28.14     100.00        658
-------------------------------------------------------------------------------------------------------------------------------
Nevada                      13    1,724,983.28       1.51     9.522  132,691     82.60     87.21    58.30      84.28        641
-------------------------------------------------------------------------------------------------------------------------------
Arizona                     13    1,529,050.03       1.34     8.856  117,619     80.38     69.32    54.99     100.00        683
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                   8    1,326,571.93       1.16     9.864  165,821     73.97     66.74     0.00      91.88        646
-------------------------------------------------------------------------------------------------------------------------------
Kentucky                    11    1,243,895.51       1.09     9.156  113,081     74.86      0.00    46.99     100.00        658
-------------------------------------------------------------------------------------------------------------------------------
Oregon                      10    1,131,879.83       0.99     9.318  113,188     75.36     32.52    76.10     100.00        642
-------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                 7      877,068.25       0.77    10.843  125,295     72.75     13.32    74.07     100.00        560
-------------------------------------------------------------------------------------------------------------------------------
New York                     5      839,081.08       0.73     9.848  167,816     79.34     86.33     0.00     100.00        705
-------------------------------------------------------------------------------------------------------------------------------
South Carolina               8      746,589.97       0.65    10.676   93,324     81.50     59.83    48.37     100.00        658
-------------------------------------------------------------------------------------------------------------------------------
New Mexico                   6      735,099.02       0.64     8.877  122,517     72.01     52.32    43.18      83.07        607
-------------------------------------------------------------------------------------------------------------------------------
Wisconsin                    7      638,375.47       0.56    10.273   91,196     80.56      9.71    78.08      93.74        645
-------------------------------------------------------------------------------------------------------------------------------
Idaho                        7      588,185.07       0.51     9.144   84,026     75.33     59.46    71.44     100.00        618
-------------------------------------------------------------------------------------------------------------------------------
Oklahoma                     7      505,306.66       0.44    10.027   72,187     70.02     10.05    44.95     100.00        667
-------------------------------------------------------------------------------------------------------------------------------
Tennessee                    5      493,530.53       0.43     9.962   98,706     83.70     72.12   100.00      49.91        703
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts                4      450,292.97       0.39     9.148  112,573     77.32     58.56    41.44     100.00        676
-------------------------------------------------------------------------------------------------------------------------------
District of Columbia         4      449,952.64       0.39     9.086  112,488     77.51     56.01    32.47      67.53        733
-------------------------------------------------------------------------------------------------------------------------------
Arkansas                     3      394,108.06       0.34     9.347  131,369     79.72     83.51    28.11     100.00        701
-------------------------------------------------------------------------------------------------------------------------------
Vermont                      4      302,512.45       0.26     9.709   75,628     74.49     90.13    42.02     100.00        623
-------------------------------------------------------------------------------------------------------------------------------
Minnesota                    3      294,009.32       0.26     8.152   98,003     82.24     55.19    82.33     100.00        612
-------------------------------------------------------------------------------------------------------------------------------
Louisiana                    3      253,157.49       0.22    11.288   84,386     82.32     32.55    78.86     100.00        588
-------------------------------------------------------------------------------------------------------------------------------
Missouri                     6      221,448.40       0.19    11.160   36,908     67.69      0.00   100.00     100.00        591
-------------------------------------------------------------------------------------------------------------------------------
Connecticut                  2      192,242.54       0.17    10.394   96,121     75.19     63.62   100.00     100.00        624
-------------------------------------------------------------------------------------------------------------------------------
New Hampshire                2      179,049.27       0.16     9.924   89,525     85.62     56.21    56.21     100.00        667
-------------------------------------------------------------------------------------------------------------------------------
Kansas                       3      111,863.75       0.10    12.003   37,288     62.94      0.00   100.00     100.00        592
-------------------------------------------------------------------------------------------------------------------------------
Iowa                         1      109,200.00       0.10     8.750  109,200     80.00    100.00     0.00     100.00        709
-------------------------------------------------------------------------------------------------------------------------------
Hawaii                       1      104,719.06       0.09     7.250  104,719     70.00    100.00   100.00     100.00        643
-------------------------------------------------------------------------------------------------------------------------------
Wyoming                      2      102,866.70       0.09    10.689   51,433     82.68      0.00    53.69     100.00        609
-------------------------------------------------------------------------------------------------------------------------------
South Dakota                 2      102,766.09       0.09    11.571   51,383     85.00      0.00   100.00     100.00        563
-------------------------------------------------------------------------------------------------------------------------------
Montana                      2      100,081.71       0.09     9.900   50,041     71.35     58.14   100.00     100.00        702
-------------------------------------------------------------------------------------------------------------------------------
Rhode Island                 1       79,200.00       0.07     8.875   79,200     90.00    100.00     0.00     100.00        705
-------------------------------------------------------------------------------------------------------------------------------
West Virginia                1       59,680.09       0.05     8.750   59,680     89.55      0.00   100.00     100.00        586
-------------------------------------------------------------------------------------------------------------------------------
Maine                        1       49,500.00       0.04     8.625   49,500     90.00    100.00   100.00     100.00        646
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     908  114,510,217.47     100.00     9.276  126,113     78.80     50.01    55.03      93.45        659
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------------------------------------------------------------------------------------------------------------
                                                    % OF                        WEIGHTED                                 WEIGHTED
                       NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE  AVERAGE                %         %       AVERAGE
                       MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT  ORIGINAL     %        FULL     OWNER       FICO
PROPERTY TYPE            LOANS       BALANCE       BALANCE    COUPON   BALANCE    LTV     PURCHASE    DOC     OCCUPIED    SCORE
---------------------------------------------------------------------------------------------------------------------------------
Single Family Detached       778   96,455,343.31      84.23     9.297  123,979     78.48     45.52    57.60      96.01        656
---------------------------------------------------------------------------------------------------------------------------------
Condo - Low Rise              53    6,030,498.50       5.27     9.151  113,783     79.03     75.41    38.02      89.11        681
---------------------------------------------------------------------------------------------------------------------------------
PUD                           35    6,022,042.67       5.26     9.081  172,058     84.18     86.36    26.81      99.25        690
---------------------------------------------------------------------------------------------------------------------------------
2-4 Family                    42    6,002,332.99       5.24     9.260  142,913     78.30     60.09    59.09      50.88        668
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       908  114,510,217.47     100.00     9.276  126,113     78.80     50.01    55.03      93.45        659
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                    % OF                        WEIGHTED                                 WEIGHTED
                       NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE  AVERAGE                %         %       AVERAGE
                       MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT  ORIGINAL     %        FULL     OWNER       FICO
OCCUPANCY                LOANS       BALANCE       BALANCE    COUPON   BALANCE    LTV     PURCHASE    DOC     OCCUPIED    SCORE
---------------------------------------------------------------------------------------------------------------------------------
Primary                      824  107,009,038.61      93.45     9.273  129,865     78.99     49.46    53.86     100.00        658
---------------------------------------------------------------------------------------------------------------------------------
Investment                    84    7,501,178.86       6.55     9.316   89,300     76.08     57.75    71.69       0.00        674
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       908  114,510,217.47     100.00     9.276  126,113     78.80     50.01    55.03      93.45        659
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                    % OF                        WEIGHTED                                 WEIGHTED
                       NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE  AVERAGE                %         %       AVERAGE
                       MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT  ORIGINAL     %        FULL     OWNER       FICO
PURPOSE                  LOANS       BALANCE       BALANCE    COUPON   BALANCE    LTV     PURCHASE    DOC     OCCUPIED    SCORE
---------------------------------------------------------------------------------------------------------------------------------
Purchase                     442   57,263,435.77      50.01     9.159  129,555     83.06    100.00    42.30      92.43        685
---------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout          412   47,432,487.91      41.42     9.413  115,127     75.18      0.00    72.93      93.82        627
---------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term         54    9,814,293.79       8.57     9.301  181,746     71.43      0.00    42.75      97.56        665
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       908  114,510,217.47     100.00     9.276  126,113     78.80     50.01    55.03      93.45        659
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                                       % OF                        WEIGHTED                                 WEIGHTED
                          NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE  AVERAGE                 %         %      AVERAGE
                          MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT  ORIGINAL      %       FULL      OWNER      FICO
DOCUMENTATION LEVEL         LOANS       BALANCE       BALANCE    COUPON   BALANCE    LTV     PURCHASE     DOC    OCCUPIED    SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full Doc -Asset and Income      564   63,009,551.19      55.03     9.271  111,719     79.59     38.44   100.00      91.47        635
------------------------------------------------------------------------------------------------------------------------------------
No Documentation                245   38,514,495.96      33.63     9.239  157,202     79.41     70.71     0.00      96.34        697
------------------------------------------------------------------------------------------------------------------------------------
No Income Verification           99   12,986,170.32      11.34     9.412  131,173     73.14     44.73     0.00      94.51        664
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          908  114,510,217.47     100.00     9.276  126,113     78.80     50.01    55.03      93.45        659
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              % OF                        WEIGHTED                                 WEIGHTED
                 NUMBER OF    AGGREGATE     AGGREGATE  WEIGHTED  AVERAGE  AVERAGE                %         %       AVERAGE
FICO             MORTGAGE     PRINCIPAL     PRINCIPAL  AVERAGE   CURRENT  ORIGINAL     %        FULL     OWNER       FICO
SCORE              LOANS       BALANCE       BALANCE    COUPON   BALANCE    LTV     PURCHASE    DOC     OCCUPIED    SCORE
---------------------------------------------------------------------------------------------------------------------------
Not Available           12      888,425.68       0.78    10.543   74,035     71.65     47.27    52.97     100.00          0
---------------------------------------------------------------------------------------------------------------------------
426 - 450                3      178,241.65       0.16    10.952   59,414     54.10     27.31    27.31      86.16        437
---------------------------------------------------------------------------------------------------------------------------
451 - 475                6      426,955.60       0.37     9.782   71,159     76.61     39.13   100.00     100.00        463
---------------------------------------------------------------------------------------------------------------------------
476 - 500               10      744,622.84       0.65    10.864   74,462     69.97      6.85    93.15     100.00        492
---------------------------------------------------------------------------------------------------------------------------
501 - 525               39    3,983,385.07       3.48    10.337  102,138     72.62     12.22    73.53      96.29        512
---------------------------------------------------------------------------------------------------------------------------
526 - 550               50    4,856,014.20       4.24    10.283   97,120     72.40     17.82    87.08      99.04        536
---------------------------------------------------------------------------------------------------------------------------
551 - 575               71    8,030,825.71       7.01     9.577  113,110     77.37     31.52    84.24      99.54        566
---------------------------------------------------------------------------------------------------------------------------
576 - 600               76    8,129,562.77       7.10     9.800  106,968     76.99     35.87    82.75      94.61        589
---------------------------------------------------------------------------------------------------------------------------
601 - 625               78    9,587,723.96       8.37     9.499  122,920     77.72     28.54    71.39      93.06        611
---------------------------------------------------------------------------------------------------------------------------
626 - 650              101   12,111,658.33      10.58     9.080  119,917     75.96     42.48    71.69      85.87        638
---------------------------------------------------------------------------------------------------------------------------
651 - 675              114   14,975,104.69      13.08     9.071  131,361     80.84     46.66    46.71      91.92        664
---------------------------------------------------------------------------------------------------------------------------
676 - 700              112   14,792,615.23      12.92     9.002  132,077     83.63     67.74    36.19      94.06        690
---------------------------------------------------------------------------------------------------------------------------
701 - 725               99   12,653,804.00      11.05     8.981  127,816     80.79     69.72    33.13      95.91        712
---------------------------------------------------------------------------------------------------------------------------
726 - 750               64   10,174,464.27       8.89     9.018  158,976     80.82     72.66    38.24      93.18        740
---------------------------------------------------------------------------------------------------------------------------
751 - 775               51    8,838,180.74       7.72     9.059  173,298     79.42     69.66    35.25      93.23        764
---------------------------------------------------------------------------------------------------------------------------
776 - 800               15    3,368,766.64       2.94     8.607  224,584     77.92     61.72    36.79      89.02        787
---------------------------------------------------------------------------------------------------------------------------
801 - 825                7      769,866.09       0.67     8.364  109,981     71.68     56.70    52.62      78.87        811
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                 908  114,510,217.47     100.00     9.276  126,113     78.80     50.01    55.03      93.45        659
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

            AVERAGE LIFE SENSITIVITY TO CHANGES IN PREPAYMENT RATES

SCENARIO        I       II       III       IV        V         V         VI
FIXED         0% PPM  50% PPM  85% PPM  115% PPM  150% PPM  175% PPM  200% PPM
ARM           0% CPR  15% CPR  25% CPR  30% CPR   40% CPR   50% CPR   60% CPR

                                                  PRICED TO 10% OPTIONAL CALL
                              --------------------------------------------------------------------
SCENARIO                          I        II        III       IV         V        VI       VII
Class A-1 @ Price 99.9952
Yield                             6.45      6.23      6.10      6.00      5.90      5.82      5.76
Average Life                      8.09      1.58      1.06      0.85      0.71      0.63      0.58
Mod Duration                      5.74      1.44      0.99      0.81      0.67      0.60      0.55
First Prin                    10/25/98  10/25/98  10/25/98  10/25/98  10/25/98  10/25/98  10/25/98
Last Prin                      5/25/13  12/25/01   9/25/00   4/25/00  12/25/99  10/25/99   9/25/99
Payment Window                     176        39        24        19        15        13        12

Class A-2 @ Price 99.9937
Yield                             6.13      6.06      6.00      5.95      5.89      5.86      5.82
Average Life                     14.74      4.26      2.63      2.00      1.57      1.37      1.22
Mod Duration                      9.49      3.65      2.36      1.83      1.46      1.28      1.14
First Prin                     5/25/13  12/25/01   9/25/00   4/25/00  12/25/99  10/25/99   9/25/99
Last Prin                     10/25/13   1/25/04  12/25/01   2/25/01   8/25/00   5/25/00   2/25/00
Payment Window                       6        26        16        11         9         8         6

Class A-3 @ Price 99.9870
Yield                             6.31      6.28      6.24      6.20      6.16      6.13      6.10
Average Life                     17.57      6.95      4.06      2.99      2.30      1.97      1.72
Mod Duration                     10.35      5.47      3.49      2.65      2.08      1.80      1.59
First Prin                    10/25/13   1/25/04  12/25/01   2/25/01   8/25/00   5/25/00   2/25/00
Last Prin                     10/25/19  10/25/07   9/25/03   5/25/02   6/25/01   1/25/01   9/25/00
Payment Window                      73        46        22        16        11         9         8

Class A-4 @ Price 99.9726
Yield                             6.44      6.43      6.41      6.38      6.35      6.33      6.30
Average Life                     24.56     12.30      7.34      5.02      3.67      3.05      2.60
Mod Duration                     12.07      8.25      5.65      4.16      3.17      2.69      2.33
First Prin                    10/25/19  10/25/07   9/25/03   5/25/02   6/25/01   1/25/01   9/25/00
Last Prin                      1/25/26   5/25/13   9/25/08   2/25/06   8/25/03  10/25/02   2/25/02
Payment Window                      76        68        61        46        27        22        18

Class A-5 @ Price 99.9383
Yield                             6.88      6.86      6.85      6.84      6.82      6.80      6.79
Average Life                     28.05     14.69     10.02      7.68      5.63      4.58      3.83
Mod Duration                     12.19      9.03      7.06      5.82      4.55      3.82      3.28
First Prin                     1/25/26   5/25/13   9/25/08   2/25/06   8/25/03  10/25/02   2/25/02
Last Prin                     11/25/26   5/25/13   9/25/08   5/25/06   6/25/04   5/25/03   8/25/02
Payment Window                      11         1         1         4        11         8         7

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                  PRICED TO 10% OPTIONAL CALL
                                                          (CONTINUED)
                              --------------------------------------------------------------------
SCENARIO                          I        II        III       IV         V        VI       VII
Class A-6 @ Price 99.9503
Yield                             6.24      6.22      6.21      6.21      6.20      6.18      6.17
Average Life                     12.30      8.17      7.03      6.30      5.22      4.45      3.85
Mod Duration                      8.21      6.13      5.49      5.04      4.33      3.78      3.34
First Prin                    10/25/01  10/25/01  10/25/01  10/25/01  10/25/01  10/25/01  10/25/01
Last Prin                     11/25/26   5/25/13   9/25/08   5/25/06   6/25/04   5/25/03   8/25/02
Payment Window                     302       140        84        56        33        20        11

Class A-7 @ Price 100/00
Yield                             5.90      5.90      5.90      5.90      5.90      5.90      5.90
Average Life                     23.07      5.79      3.22      2.45      1.51      0.84      0.64
Mod Duration                     11.87      4.36      2.66      2.10      1.35      0.79      0.61
First Prin                    10/25/98  10/25/98  10/25/98  10/25/98  10/25/98  10/25/98  10/25/98
Last Prin                     11/25/26   5/25/13   9/25/08   5/25/06   6/25/04   5/25/03   2/25/00
Payment Window                     338       176       120        92        69        56        17

Class A-8 @ Price 99.9768
Yield                             6.01      5.92      5.90      5.90      5.90      5.91      5.88
Average Life                     12.24      3.09      2.76      2.70      2.71      2.96      2.32
Mod Duration                      8.19      2.73      2.47      2.42      2.43      2.62      2.10
First Prin                     7/25/00   7/25/00   7/25/00   7/25/00   7/25/00   7/25/00   2/25/00
Last Prin                     10/25/16   1/25/04  10/25/03  10/25/03  10/25/03   5/25/03   8/25/02
Payment Window                     196        43        40        40        40        35        31

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

            AVERAGE LIFE SENSITIVITY TO CHANGES IN PREPAYMENT RATES

SCENARIO        I       II       III       IV        V         V         VI
FIXED         0% PPM  50% PPM  85% PPM  115% PPM  150% PPM  175% PPM  200% PPM
ARM           0% CPR  15% CPR  25% CPR  30% CPR   40% CPR   50% CPR   60% CPR


                                                      PRICED TO MATURITY
                              --------------------------------------------------------------------
SCENARIO                          I        II        III       IV         V        VI       VII
Class A-1 @ Price 99.9952
Yield                             6.45      6.23      6.10      6.00      5.90      5.82      5.76
Average Life                      8.09      1.58      1.06      0.85      0.71      0.63      0.58
Mod Duration                      5.74      1.44      0.99      0.81      0.67      0.60      0.55
First Prin                    10/25/98  10/25/98  10/25/98  10/25/98  10/25/98  10/25/98  10/25/98
Last Prin                      5/25/13  12/25/01   9/25/00   4/25/00  12/25/99  10/25/99   9/25/99
Payment Window                     176        39        24        19        15        13        12

Class A-2 @ Price 99.9937
Yield                             6.13      6.06      6.00      5.95      5.89      5.86      5.82
Average Life                     14.74      4.26      2.63      2.00      1.57      1.37      1.22
Mod Duration                      9.49      3.65      2.36      1.83      1.46      1.28      1.14
First Prin                     5/25/13  12/25/01   9/25/00   4/25/00  12/25/99  10/25/99   9/25/99
Last Prin                     10/25/13   1/25/04  12/25/01   2/25/01   8/25/00   5/25/00   2/25/00
Payment Window                       6        26        16        11         9         8         6

Class A-3 @ Price 99.9870
Yield                             6.31      6.28      6.24      6.20      6.16      6.13      6.10
Average Life                     17.57      6.95      4.06      2.99      2.30      1.97      1.72
Mod Duration                     10.35      5.47      3.49      2.65      2.08      1.80      1.59
First Prin                    10/25/13   1/25/04  12/25/01   2/25/01   8/25/00   5/25/00   2/25/00
Last Prin                     10/25/19  10/25/07   9/25/03   5/25/02   6/25/01   1/25/01   9/25/00
Payment Window                      73        46        22        16        11         9         8

Class A-4 @ Price 99.9726
Yield                             6.44      6.43      6.41      6.38      6.35      6.33      6.30
Average Life                     24.56     12.31      7.40      5.02      3.67      3.05      2.60
Mod Duration                     12.07      8.26      5.68      4.16      3.17      2.69      2.33
First Prin                    10/25/19  10/25/07   9/25/03   5/25/02   6/25/01   1/25/01   9/25/00
Last Prin                      1/25/26   8/25/13  10/25/09   2/25/06   8/25/03  10/25/02   2/25/02
Payment Window                      76        71        74        46        27        22        18

Class A-5 @ Price 99.9383
Yield                             6.88      6.97      7.01      7.02      6.99      6.95      6.89
Average Life                     28.47     19.31     14.23     11.00      7.66      5.85      4.44
Mod Duration                     12.26     10.37      8.80      7.45      5.69      4.61      3.70
First Prin                     1/25/26   8/25/13  10/25/09   2/25/06   8/25/03  10/25/02   2/25/02
Last Prin                      5/25/28   5/25/26   8/25/20   9/25/15   9/25/12   8/25/10  12/25/08
Payment Window                      29       154       131       116       110        95        83

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY WITH RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      PRICED TO MATURITY
                                                          (CONTINUED)
                              --------------------------------------------------------------------
SCENARIO                          I        II        III       IV         V        VI       VII
Class A-6 @ Price 99.9503
Yield                             6.24      6.22      6.22      6.24      6.30      6.36      6.41
Average Life                     12.30      8.18      7.14      6.59      6.13      5.89      5.66
Mod Duration                      8.21      6.14      5.54      5.21      4.91      4.75      4.59
First Prin                    10/25/01  10/25/01  10/25/01  10/25/01  10/25/01  10/25/01  10/25/01
Last Prin                      3/25/28   2/25/26   5/25/20   6/25/15   7/25/12   6/25/10  10/25/08
Payment Window                     318       293       224       165       130       105        85

Class A-7 @ Price 100/00
Yield                             5.90      5.91      5.91      5.92      5.92      5.91      5.90
Average Life                     23.21      6.16      3.37      2.61      1.60      0.87      0.64
Mod Duration                     11.89      4.49      2.74      2.19      1.41      0.81      0.61
First Prin                    10/25/98  10/25/98  10/25/98  10/25/98  10/25/98  10/25/98  10/25/98
Last Prin                      8/25/28   9/25/24   3/25/16   2/25/13  12/25/08   4/25/06   2/25/00
Payment Window                     359       312       210       173       123        91        17

Class A-8 @ Price 99.9768
Yield                             6.01      5.92      5.90      5.90      5.90      5.91      5.88
Average Life                     12.24      3.09      2.76      2.70      2.71      3.02      2.39
Mod Duration                      8.19      2.73      2.47      2.42      2.43      2.67      2.15
First Prin                     7/25/00   7/25/00   7/25/00   7/25/00   7/25/00   7/25/00   2/25/00
Last Prin                     10/25/16   1/25/04  10/25/03  10/25/03  10/25/03  10/25/04   7/25/04
Payment Window                     196        43        40        40        40        52        54

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Life Bank with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL
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